As filed with the Securities and Exchange Commission on August 31, 2001
                                                       Registration Nos. 33-5033
                                                                        811-4642
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       PRE-EFFECTIVE AMENDMENT NO.
       POST-EFFECTIVE AMENDMENT NO. 39
                                   AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       AMENDMENT NO. 42

                        (CHECK APPROPRIATE BOX OR BOXES)
                                ----------------
                          THE PHOENIX EDGE SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                ----------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                        C/O VARIABLE PRODUCTS OPERATIONS
                         PHOENIX LIFE INSURANCE COMPANY
                                  800/541-0171
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                ----------------
                                    COPY TO:

                             RICHARD J. WIRTH, ESQ.
                       C/O PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                             HARTFORD, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                ----------------

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
        [ ] immediately upon filing pursuant to paragraph (b)
        [ ] on ( ) pursuant to paragraph (b), or |X| 60 days after filing pursuant to paragraph (a)(1)
        [ ] on ( ) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on ( ) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          THE PHOENIX EDGE SERIES FUND

PROSPECTUS                                                      OCTOBER __, 2001



The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

The shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered to certain separate accounts to fund variable accumulation annuity contracts or variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "contracts" and individually, "contract"). You can invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to the series in which you wish to invest. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular contract.

MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.                             MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
[diamond]Phoenix-Aberdeen International Series                          [diamond]Phoenix-Duff & Phelps Real Estate Securities Series
[diamond]Phoenix-Engemann Capital Growth Series
[diamond]Phoenix-Engemann Nifty Fifty Series                            MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
[diamond]Phoenix-Engemann Small & Mid-Cap Growth Series                 [diamond]Phoenix-Deutsche Dow 30 Series
[diamond]Phoenix-Goodwin Money Market Series                            [diamond]Phoenix-Deutsche Nasdaq-100 Index(R) Series
[diamond]Phoenix-Goodwin Multi-Sector Fixed Income Series               [diamond]Phoenix-Federated U.S. Government Bond Series
[diamond]Phoenix-Hollister Value Equity Series                          [diamond]Phoenix-J.P. Morgan Research Enhanced Index Series
[diamond]Phoenix-Oakhurst Balanced Series                               [diamond]Phoenix-Janus Core Equity Series
[diamond]Phoenix-Oakhurst Growth and Income Series                              (formerly, "Phoenix-Janus Equity Income Series")
[diamond]Phoenix-Oakhurst Strategic Allocation Series                   [diamond]Phoenix-Janus Flexible Income Series
[diamond]Phoenix-Seneca Mid-Cap Growth Series                           [diamond]Phoenix-Janus Growth Series
[diamond]Phoenix-Seneca Strategic Theme Series                          [diamond]Phoenix-Morgan Stanley Focus Equity Series
                                                                        [diamond]Phoenix-Sanford Bernstein Global Value Series
MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC                 [diamond]Phoenix-Sanford Bernstein Mid-Cap Value Series
[diamond]Phoenix-Aberdeen New Asia Series                               [diamond]Phoenix-Sanford Bernstein Small-Cap Value Series

We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

An investment in a series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus describes each of the series and provides important information you should know before investing in any series of the Fund. You should read this prospectus carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:        [envelope]   PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                                               PO Box 8027
                                                               Boston, MA 02266-8027

                                                  [telephone]  TEL. 800/541-0171

                                                  The Phoenix Edge Series Fund 1

                                TABLE OF CONTENTS
Heading                                                     Page
--------------------------------------------------------------------------------

GUIDE TO THE PROSPECTUS....................................   3
THE SERIES:
   Phoenix-Aberdeen International Series..................    4
   Phoenix-Aberdeen New Asia Series ......................    7
   Phoenix-Deutsche Dow 30 Series.........................   10
   Phoenix-Deutsche Nasdaq-100 Index(R) Series............   14
   Phoenix-Duff & Phelps Real Estate Securities Series ...   17
   Phoenix-Engemann Capital Growth Series ................   20
   Phoenix-Engemann Nifty Fifty Series....................   23
   Phoenix-Engemann Small & Mid-Cap Growth Series ........   25
   Phoenix-Federated U.S. Government Bond Series..........   28
   Phoenix-Goodwin Money Market Series ...................   29
   Phoenix-Goodwin Multi-Sector Fixed Income Series.......   32
   Phoenix-Hollister Value Equity Series .................   35
   Phoenix-J.P. Morgan Research Enhanced Index Series.....   38
   Phoenix-Janus Core Equity Series (formerly, "Phoenix-
    Janus Equity Income Series")..........................   41
   Phoenix-Janus Flexible Income Series...................   42
   Phoenix-Janus Growth Series............................   45
   Phoenix-Morgan Stanley Focus Equity Series.............   48
   Phoenix-Oakhurst Balanced Series.......................   51
   Phoenix-Oakhurst Growth and Income Series..............   54
   Phoenix-Oakhurst Strategic Allocation Series...........   57
   Phoenix-Sanford Bernstein Global Value Series .........   60
   Phoenix-Sanford Bernstein Mid-Cap Value Series.........   62
   Phoenix-Sanford Bernstein Small-Cap Value Series.......   65
   Phoenix-Seneca Mid-Cap Growth Series ..................   67
   Phoenix-Seneca Strategic Theme Series..................   70
MORE ABOUT INVESTMENT STRATEGIES..........................   73
DESCRIPTION OF PRINCIPAL RISKS............................   78
MANAGEMENT OF THE FUND....................................   81
   The Advisors...........................................   81
   The Subadvisors........................................   83
   Fees and Expenses Paid by the Fund.....................   85
MORE ABOUT THE FUND.......................................   86
   Organization of the Fund...............................   86
   Shares of Beneficial Interest..........................   87
   Taxes..................................................   88
   Net Asset Value........................................   89
   Disclaimers............................................   90


2 The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------
    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

This prospectus discusses the series of the Fund. Each series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Phoenix-Aberdeen International Advisors, LLC and Duff & Phelps Investment Management Co. are the investment advisors to the series. For most of the series, the advisor has retained a subadvisor to provide day-to-day portfolio management.

    We are providing this guide to the prospectus to help you understand the information provided for each series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES
    In the first section of the prospectus following this guide, you will find a description of each series. This description includes the series' investment objectives, the principal investment strategies the series uses to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of each series, the series' investment advisor and subadvisor, the individuals who will be managing each series, and performance and financial information for each series unless the series is new.

MORE ABOUT INVESTMENT STRATEGIES
    In the next section, you will find more information about investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information ("SAI"). This section is an important supplement to the individual series descriptions and you should read it carefully.

DESCRIPTION OF PRINCIPAL RISKS
    The description of each series lists the principal risks applicable to that series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the individual series descriptions and you should read it carefully.

    In addition, you should be aware of the following risks that apply to all series:

THE VALUE OF YOUR SHARES WILL FLUCTUATE
    The value of your shares of a series is based on the market value of the series' portfolio holdings. These values change, and can decrease as well as increase. Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY
     You should understand that loss of money is a risk of investing in any of the series.

MANAGEMENT OF THE FUND
    This section provides information about the series' advisors and subadvisors, including the fees paid by each series for advisory services.

MORE ABOUT THE FUND
    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions, and net asset value.

                                                  The Phoenix Edge Series Fund 3

PHOENIX-ABERDEEN INTERNATIONAL SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    High total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations. The series may invest in any region of the world. Under normal circumstances, the series will invest at least 80% of its total assets in non-U.S. issuers located in not less than three countries.

[diamond] The series will invest primarily in common stocks of established non-
          U.S. companies believed to have potential for capital growth, income or both. The series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the advisor will analyze the international equity and fixed income markets and assess the degree of risk and level of return that can be expected from each market.

[diamond] Country and geographic allocations are based on such economic, monetary and political factors as:

          o prospects for relative economic growth among countries;
          o expected levels of inflation;
          o government policies influencing business decisions;
          o relative price levels of the various capital markets;
          o the outlook for currency relationships; and
          o the range of individual investment opportunities available.

[diamond] Within the designated country allocations, the advisor uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

[diamond] Although the series intends to invest primarily in established companies, it may invest in securities of issuers of any size, and in countries with either developed or emerging markets.

[diamond] The series may invest in convertible securities, preferred stock, warrants and rights to purchase common stock, bonds, notes and other debt instruments of companies and obligations of U.S. or foreign governments or supranational agencies (such as the World Bank). Debt instruments of non will be rated within the three highest rating categories of rating services U.S. companies or, if unrated, are deemed by the advisor to be of comparable credit quality.

[diamond] The series may invest up to 20% of its total assets in below investment grade bonds, or so-called "junk bonds."

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Growth Stock Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

4 Phoenix-Aberdeen International Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[graphic omitted]

Annual Return (%)                        Calendar Year
    19.67                                    1991
   -12.81                                    1992
    38.44                                    1993
     0.03                                    1994
     9.59                                    1995
    18.65                                    1996
    12.04                                    1997
    27.92                                    1998
    29.49                                    1999
   -15.81                                    2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.89% (quarter ended March 1998) and the lowest return for a quarter was -16.67% (quarter ended September 1998).

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                        LIFE
  (FOR THE PERIOD         ONE       TWO      THREE   OF THE
  ENDED 6/30/01)(2)      YEAR      YEARS     YEARS   SERIES(3)
---------------------------------------------------------------
  Phoenix-Aberdeen
  International Series  -15.81%   -13.14%   11.37%    9.74%
---------------------------------------------------------------
  MSCI EAFE Index(4)    -13.96%    7.43%     8.56%    7.63%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1990.

(4) Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index is an arithmetic, market value-weighted average of performance of over 1,000 stocks listed on 20 principal stock markets of Europe, Australia, Asia and the Far East.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.75%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          0.27%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                 1.02%
                                                        =====
EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

----------------------------------------------------------------
                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------
  Phoenix-Aberdeen
  International Series   $104      $325      $563     $1,248
----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. The advisor has retained Aberdeen Fund Managers, Inc. ("Aberdeen") for advice and assistance in making investment and trading decisions. Aberdeen does not have discretionary authority to manage the series. You will find more information about PIC and Aberdeen in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The investment and trading decisions for the series are made by a team of the advisor's equity investment professionals.

                                         Phoenix-Aberdeen International Series 5

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                              SIX MONTHS
                                                   ENDED
                                                 6/30/01                  YEAR ENDED DECEMBER 31,
                                             (UNAUDITED)         2000        1999       1998       1997        1996

Net asset value, beginning of period              $13.25       $17.19      $15.46     $14.53     $14.52      $12.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        0.07         0.08        0.23    0.12(1)    0.12(1)     0.11(1)
Net realized and unrealized gain (loss)           (2.44)       (2.77)        4.13       3.94       1.61        2.25
TOTAL FROM INVESTMENT OPERATIONS                  (2.37)       (2.69)        4.36       4.06       1.73        2.36
LESS DISTRIBUTIONS
Dividends from net investment income                  --        --(2)      (0.25)         --     (0.22)      (0.19)
Dividends from net realized gains                 (0.30)       (1.19)      (2.24)     (3.13)     (1.50)      (0.33)
In excess of net investment income                    --       (0.06)      (0.14)         --         --      (0.02)
TOTAL DISTRIBUTIONS                               (0.30)       (1.25)      (2.63)     (3.13)     (1.72)      (0.54)
CHANGE IN NET ASSET VALUE                         (2.67)       (3.94)        1.73       0.93       0.01        1.82
NET ASSET VALUE, END OF PERIOD                    $10.58       $13.25      $17.19     $15.46     $14.53      $14.52
Total return                                 (17.82)%(4)     (15.81)%      29.49%     27.92%     12.04%      18.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).          $186,828     $233,609    $298,973   $241,915   $194,108    $172,668
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses                              1.04%(3)        1.02%       1.01%      0.98%      1.01%       1.04%
Net investment income                           1.15%(3)        0.54%       0.81%      0.72%      0.72%       0.80%
Portfolio turnover rate                           50%(4)          94%         79%        93%       184%        142%

(1) Computed using average shares outstanding.
(2) Amount is less than $0.01.
(3) Annualized.
(4) Not annualized.

6 Phoenix-Aberdeen International Series

PHOENIX-ABERDEEN NEW ASIA SERIES
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation from a diversified portfolio invested primarily in equity securities of issuers located in at least three different countries located in Asia, other than Japan ("New Asia"). Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks, preferred stocks and convertible securities of issuers organized and principally operating in New Asia.

[diamond] The advisor will seek out equity securities of companies that it believes have the potential to appreciate.

[diamond] A company is principally operating in New Asia if at least 50% of revenues or profits are from New Asia countries or at least 50% of its assets are located in New Asia countries.

[diamond] The series ordinarily invests in three or more New Asia countries with established markets, including:

          o China                    o Hong Kong
          o India                    o Indonesia
          o South Korea              o Malaysia
          o Pakistan                 o Philippines
          o Singapore                o Sri Lanka
          o Taiwan                   o Thailand

[diamond] In determining the distribution of investments among markets, the advisor will consider relative:

          o prospects for growth;
          o expected levels of inflation;
          o price levels;
          o government policies affecting business;
          o outlook for currency relationships; and
          o available investment opportunities.

[diamond] If the advisor considers it appropriate, the series also may invest in South Pacific nations such as Australia and New Zealand.

[diamond] The series may invest in developing and emerging market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

                                              Phoenix-Aberdeen New Asia Series 7

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[graphic omitted]

Annual Return %                         Calendar Year
     -32.39                                  1997
     - 4.44                                  1998
      50.96                                  1999
     -15.96                                  2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 28.22% (quarter ended June 1999) and the lowest return for a quarter was -23.85% (quarter ended December 1997).

-----------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                           LIFE OF
(FOR THE PERIOD ENDED 6/30/01)(2)          1 YEAR   THE SERIES(3)
-----------------------------------------------------------------

Phoenix-Aberdeen New Asia Series           -15.96%      -4.50%
-----------------------------------------------------------------

MSCI AC Asia Pacific Ex Japan Index(4)     -28.39%       7.63%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since September 17, 1996.

(4) Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 14 developed and emerging market Pacific Basin countries. The index includes dividends reinvested.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM SERIES' ASSETS)

Management Fees                                    1.00%

Distribution [and/or Service] (12b-1) Fees         None

Other Expenses                                     1.41%
                                                   -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)         2.41%
                                                   =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.25% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                        1 YEAR 3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------
  Phoenix-Aberdeen
  New Asia Series       $244    $751    $1,285    $2,746
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISORS
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the series. PAIA has entered into subadvisory agreements with Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. ("Aberdeen"), who collectively provide day-to-day management. You will find more information about PAIA, PIC, and Aberdeen in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    The investment and trading decisions for the series are made by a team of the advisor's equity investment professionals.

8 Phoenix-Aberdeen New Asia Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                        SIX MONTHS
                                             ENDED                                                             FROM INCEPTION
                                           6/30/01               YEAR ENDED DECEMBER 31,                           9/17/96 TO
                                       (UNAUDITED)        2000        1999          1998           1997              12/31/96

Net asset value, beginning of
period                                       $7.47       $9.16       $6.13         $6.44          $9.96                $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  0.08        0.22     0.11(4)       0.13(4)           0.15                  0.05
Net realized and unrealized gain
(loss)                                      (0.23)      (1.67)        3.00        (0.41)         (3.36)                (0.04)
TOTAL FROM INVESTMENT OPERATIONS            (0.15)      (1.45)        3.11        (0.28)         (3.21)                  0.01
LESS DISTRIBUTIONS
Dividends from net investment
income                                      (0.06)      (0.24)      (0.08)        (0.03)         (0.15)                (0.05)
Dividends from net realized gains               --          --          --            --         (0.01)                    --
In excess of net investment income              --          --          --            --         (0.10)                    --
Tax return of capital                           --          --          --            --         (0.05)                    --
TOTAL DISTRIBUTIONS                             --      (0.24)      (0.08)        (0.03)         (0.31)                (0.05)
CHANGE IN NET ASSET VALUE                   (0.21)      (1.69)        3.03        (0.31)         (3.52)                (0.04)
NET ASSET VALUE, END OF PERIOD               $7.26       $7.47       $9.16         $6.13          $6.44                 $9.96
Total return                            (1.97)%(3)    (15.96)%      50.96%       (4.44)%       (32.39)%              0.16%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(thousands)                                $14,979     $13,488     $17,838        $9,510        $10,017               $11,585
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (1)                    1.25%(2)       1.25%       1.25%         1.25%          1.25%              1.25%(2)
Net investment income                     2.50%(2)       2.42%       1.49%         2.09%          1.63%              2.40%(2)
Portfolio turnover rate                     20%(3)         60%         35%           46%            27%                 2%(3)

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.36%, 2.41%, 2.39%, 2.50%, 2.00% and 2.87% for the periods ended June 30, 2001,
    December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                                              Phoenix-Aberdeen New Asia Series 9

PHOENIX-DEUTSCHE DOW 30 SERIES
--------------------------------------------------------------------------------
(Prior to May 1, 2001, this series was called the "Phoenix-Bankers Trust Dow 30 Series.")

INVESTMENT OBJECTIVE
    To track the total return of the Dow Jones Industrial Average(SM,1) (the "DJIA(SM)") before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series is an "index fund" and invests primarily in the equity securities of the 30 companies comprising the DJIA(SM) in the same proportions as represented in the DJIA(SM).

[diamond] The DJIA(SM) currently consists of 30 of the most widely held and actively traded stocks listed on the New York Stock Exchange. The stocks in the DJIA(SM) represent companies that typically are dominant firms in their respective industries. The portion of the series' total assets invested in the stocks in the DJIA(SM) will vary from time to time.

[diamond] The series employs a "passively" managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the DJIA(SM).

[diamond] The series may invest in Equity Equivalents, including stock index futures contracts and publicly-traded index securities (such as DIAMONDS(SM)). Such investments replicate investments in the DJIA(SM), but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the DJIA(SM) of at least .98, before expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the DJIA(SM).

[diamond] The series is non-diversified.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

----------------------------------------

(1) The "Dow Jones" and "Dow Jones Industrial Average" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the fund. The Phoenix-Bankers Trust Dow 30 Series, although based on the Dow Jones Industrial Average, is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products(s).

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows the series' total return performance during its first full calendar year.(2) The table shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[graphic omitted]

ANNUAL RETURN (%)                       CALENDAR YEAR
-5.56                                   2000

(2) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 2.22% (quarter ended September 2000) and the lowest return for a quarter was -4.96% (quarter ended March 2000).

10 Phoenix-Deutsche Dow 30 Series

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                       LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(3)      1 YEAR    THE SERIES(4)
-----------------------------------------------------------------
  Phoenix-Deutsche Dow 30 Series         -5.56%       -3.04%
-----------------------------------------------------------------
  Dow Jones Industrial Average(SM,5)     -4.65%       -2.18%
-----------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4) Since December 15, 1999.

(5) The Dow Jones Industrial Average(SM) is an unmanaged index composed of 30 stocks chosen to represent certain sectors of the American economy. You cannot invest directly in this index.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                           0.35%

Distribution [and/or Service] (12b-1) Fees                 None

Other Expenses(6)                                         1.25%
                                                          -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(6)                1.60%
                                                          =====

(6) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 0.50% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------
  Phoenix-Deutsche        $163    $505     $871     $1,900
  Dow 30 Series
-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Deutsche Asset Management, Inc. ("DAMI") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and DAMI in the "Management of the Fund" section of this prospectus.


                                               Phoenix-Deutsche Dow 30 Series 11

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                  SIX MONTHS
                                                       ENDED
                                                     6/30/01       YEAR ENDED                 FROM INCEPTION
                                                 (UNAUDITED)         12/31/00           12/15/99 TO 12/31/99

Net asset value, beginning of period                   $9.46           $10.24                         $10.00
INCOME FROM INVESTMENT OPERATIONS (4)
Net investment income (loss)                            0.05             0.08                           0.01
Net realized and unrealized gain
(loss)                                                (0.25)           (0.65)                           0.24
TOTAL FROM INVESTMENT OPERATIONS                      (0.20)           (0.57)                           0.25
LESS DISTRIBUTIONS
Dividends from net investment income                  (0.02)           (0.08)                         (0.01)
Dividends from net realized gains                     (0.12)           (0.13)                             --
TOTAL DISTRIBUTIONS                                   (0.14)           (0.21)                         (0.01)
CHANGE IN NET ASSET VALUE                             (0.34)           (0.78)                           0.24
NET ASSET VALUE, END OF PERIOD                         $9.12            $9.46                         $10.24
Total return                                      (2.10)%(2)          (5.56)%                       2.52%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $19,590          $15,503                         $5,143
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                              0.50%(1)            0.50%                       0.50%(1)
Net investment income                               1.15%(1)            1.08%                       2.75%(1)
Portfolio turnover rate                               19%(2)              93%                          1%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.23%, 1.60% and 7.81% for the periods ended June 30, 2001, December 31, 2000, and 1999, respectively.
(4) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

12 Phoenix-Deutsche Dow 30 Series

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
--------------------------------------------------------------------------------
    (Prior to May 1, 2001, this series was called the "Phoenix-Bankers Trust Nasdaq-100 Index(R) Series.")

INVESTMENT OBJECTIVE
    To track the total return of the Nasdaq-100 Index(R), 1 (the "Index") before fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series is an "index fund" and invests primarily in the equity securities of the 100 companies comprising the Index in the same proportions that they are represented in the Index.

[diamond] The Index currently consists of 100 of the largest non-financial companies whose stock is actively traded and listed on The Nasdaq Stock Market, Inc. The stocks in the Index represent companies that typically are among the largest but not the most dominant firms in their respective industries.

[diamond] The series employs a "passively" managed investment approach. The series matches rather than underweights or overweights its investment in each component security of the Index.

[diamond] Normally, the series will invest substantially all of its assets in the stocks of the Index. The series may invest in Equity Equivalents such as stock index futures contracts and publicly-traded index securities, which offer participation in the performance of the stocks of the Index. The portion of the series' total assets invested in the stocks in the Index and Equity Equivalents will vary from time to time. Such investments replicate investments in the Index, but their use may lower transaction costs and permit improved management of cash flow.

[diamond] The series will attempt to achieve a correlation between the total return performance of its portfolio and that of the total return of the Index of at least .98%, before expenses. A correlation of 1.00% would indicate perfect correlation, which would be achieved when the series' net asset value, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the total return of the Index.

[diamond] The series is non-diversified.

---------------

(1) The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "CorporatiONS") and are licensed for use by The Phoenix Edge Series Fund. The Phoenix-Deutsche Nasdaq-100 Index(R) Series has not been passed on by the Corporations as to its legality or suitability, and the series is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE SERIES.


PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Index Investment Risk

[diamond] Non-Diversification Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 15, 2000, and thus has not had an annual return for one full calendar year.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
Management Fees                                     0.35%
Distribution [and/or Service] (12b-1) Fees          None
Other Expenses(2,3)                                 3.58%
                                                    -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(2,3)        3.93%
                                                    =====

(2) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Estimated total series' operating expenses after reimbursement were 0.50% for the year ended December 31, 2000.

(3) Other expenses and total annual series' operating expenses are based on estimated annualized expenses without reimbursements which were incurred in the period ending December 31, 2000.

                                 Phoenix-Deutsche Nasdaq-100 Index(R) Series  13

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                                    1 YEAR       3 YEARS
------------------------------------------------------------
   Phoenix-Deutsche                   $395        $1,198
------------------------------------------------------------
  Nasdaq-100 Index(R) Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Deutsche Asset Management, Inc. ("DAMI") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and DAMI in the "Management of the Fund" section of this prospectus.

14  Phoenix-Deutsche Nasdaq-100(R) Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                            SIX MONTHS
                                                                 ENDED    FROM INCEPTION
                                                               6/30/01        8/15/00 TO
                                                           (UNAUDITED)          12/31/00

Net asset value, beginning of period                             $6.32            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)            (0.01)
Net realized and unrealized gain (loss)                         (1.38)            (3.67)
TOTAL FROM INVESTMENT OPERATIONS                                (1.39)            (3.68)
CHANGE IN NET ASSET VALUE                                       (1.39)            (3.68)
NET ASSET VALUE, END OF PERIOD                                   $4.93             $6.32
Total return                                               (22.02)%(2)       (36.78)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $7,482            $5,515
RATIO TO AVERAGE NET ASSETS OF:

Operating expenses (3)                                     0.50%(1)(4)          0.50%(1)
Net investment income (loss)                                (0.39)%(1)        (0.30)%(1)
Portfolio turnover                                              64%(2)            50%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.98% and 3.93% for the periods ended June 30, 2001 and December 31, 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                 Phoenix-Deutsche Nasdaq-100 Index(R) Series  15

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series intends to invest at least 75% of its total assets in marketable securities of publicly-traded real estate investment trusts ("REITs") and companies that are principally engaged in the real estate industry.

[diamond] REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. The series intends to emphasize investment in equity REITs.

[diamond] In determining whether an issuer is "principally engaged" in the real estate industry, the advisor seeks companies which derive at least 50% of their gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate.

[diamond] The series may invest in common stock, rights or warrants to purchase common stock, preferred stock, and convertible debt.

[diamond] The series may invest up to 25% of its total assets in marketable debt securities of companies principally engaged in the real estate industry; mortgage-backed securities such as mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations; and short-term investments.

[diamond] The series may invest in equity or debt securities of foreign companies or governments.

[diamond] The series invests in debt securities only if, at the date of investment, they are rated within the four highest grades as determined by Moody's or by S&P or, if not rated, are judged by the advisor to be of equivalent quality. The series is not required to dispose of debt securities whose credit quality falls below investment grade.

[diamond] The series is non-diversified.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    Because the series invests in real estate securities, the value of its shares will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

16  Phoenix-Duff & Phelps Real Estate Securities Series

[diamond] REIT Investment Risk

[diamond] Equity Securities Investment Risk

[diamond] Non-Diversification Risk

[diamond] Fixed Income Securities Investment Risk
          o     Interest Rate Risk
          o     Credit Risk

[diamond] Mortgage-Backed and Asset-Backed Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Duff & Phelps Real Estate Securities Series. The bar chart shows changes in the series' performance from year to year over the life of the series.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN (%)           CALENDAR YEAR
 33.09                          1996
 22.05                          1997
-21.19                          1998
  4.78                          1999
 30.78                          2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 17.66% (quarter ended December 1996) and the lowest return for a quarter was -13.12% (quarter ended September 1998).

---------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIOD ENDED                               LIFE OF
  6/30/01)(2)                    1 YEAR   5 YEARS THE SERIES(3)
---------------------------------------------------------------
 Phoenix-Duff & Phelps
 Real Estate Securities          30.78%    11.89%     13.64%
 Series
---------------------------------------------------------------
 NAREIT Equity Index(4)          26.36%    10.10%     11.64%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1995.

(4) The National Association of Real Estate Investment Trusts ("NAREIT") Index is an unmanaged, commonly used indicator of REIT performance which includes net dividends reinvested.

                          Phoenix-Duff & Phelps Real Estate Securities Series 17

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.


ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM SERIES' ASSETS)

Management Fees                                           0.75%

Distribution [and/or Service] (12b-1) Fees                 None

Other Expenses                                            0.57%
                                                          -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)                1.32%
                                                          =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.00% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

 ----------------------------------------------------------------
                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
  ----------------------------------------------------------------
  Phoenix-Duff & Phelps
  Real Estate              $134      $418      $723     $1,590
  Securities Series
 ----------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the series and is responsible for its day-to-day portfolio management. You will find more information about DPIM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    MICHAEL SCHATT is responsible for managing the assets of the series. Mr. Schatt is employed as Managing Director of Phoenix Investment Partners, Inc. and is a Vice President of the Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix Multi-Portfolio Fund, Phoenix Duff & Phelps Utilities Income Inc. and is a Senior Vice President of DPIM. His current responsibilities include serving as co-portfolio manager of the Real Estate Securities Fund of Phoenix Multi-Portfolio Fund and managing the real estate investment securities of Duff & Phelps Utilities Income Inc. Previously he served as director of the Real Estate Advisory Practice for Coopers & Lybrand, LLP (now PricewaterhouseCoopers
LLP), and has over 20 years experience in the real estate industry.

18  Phoenix-Duff & Phelps Real Estate Securities Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                  SIX MONTHS
                                                       ENDED
                                                     6/30/01          YEAR ENDED DECEMBER 31,
                                                 (UNAUDITED)       2000       1999       1998      1997        1996

Net asset value, beginning of period                  $15.33     $12.21     $12.28     $16.38    $14.32      $11.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                            0.54       0.63       0.65       0.78      0.50        0.50
Net realized and unrealized gain (loss)                 0.18       3.07     (0.09)     (4.20)      2.62        3.14
TOTAL FROM INVESTMENT OPERATIONS                        0.72       3.70       0.56     (3.42)      3.12        3.64
LESS DISTRIBUTIONS
Dividends from net investment income                  (0.28)     (0.58)     (0.63)     (0.65)    (0.48)      (0.50)
Dividends from net realized gains                         --         --         --     (0.02)    (0.58)      (0.15)
Tax return of capital                                     --         --         --     (0.01)        --          --
TOTAL DISTRIBUTIONS                                   (0.28)     (0.58)     (0.63)     (0.68)    (1.06)      (0.65)
CHANGE IN NET ASSET VALUE                               0.44       3.12     (0.07)     (4.10)      2.06        2.99
NET ASSET VALUE, END OF PERIOD                        $15.77     $15.33     $12.21     $12.28    $16.38      $14.32
Total return                                        4.78%(3)     30.78%      4.78%   (21.19)%    22.05%      33.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $37,579    $34,815    $27,350    $36,408   $54,659     $22,710
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (1)                           1.00%(2)(4)      1.00%      1.00%      1.00%     1.00%       1.00%
Net investment income                               4.66%(2)      4.63%      5.06%      5.07%     3.59%       4.36%
Portfolio turnover rate                               14%(3)        26%        28%        18%       41%         21%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.17%, 1.32%, 1.31%, 1.01%, 1.07% and 1.43% for the periods ended June 30, 2001,
    December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                          Phoenix-Duff & Phelps Real Estate Securities Series 19

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Intermediate and long-term capital appreciation, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks.

[diamond] The advisor first determines which industries it believes have the greatest growth potential and then identifies the amount and proportion of assets to be invested in each. The advisor then uses quantitative and fundamental analysis to determine which securities to buy and sell within each industry given its asset allocation. Approximately 950 large cap stocks go through a quantitative screening process where they are ranked on a number of factors, including earnings acceleration, earning revisions, relative strength and valuation. From these, the top 10% are analyzed for potential series investment. Companies that the advisor believes are capable of producing long-term, sustainable above-average earnings growth relative to their cost are then selected for series investment.

[diamond] Securities that have dropped 15% or more in value relative to the S&P
          500 Index, that are in the bottom 20% of their quantitative ranking, or that have reached the advisor's target sell price are analyzed for potential sale out of the series' portfolio.

[diamond] The series may invest any amount of its assets in any class or type of security believed by the advisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

[diamond] Diversification among market sectors will be a factor in selecting securities for the series. However, the advisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

[diamond] The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

[diamond] The series may invest in small companies as well as large companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Portfolio Turnover Risk

[diamond] Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Series. The bar chart shows changes in the series' total return performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[Graphic Omitted]

ANNUAL RETURN (%)                       CALENDAR YEAR
     43.71                                  1991
     10.29                                  1992
     19.69                                  1993
      1.48                                  1994
     30.85                                  1995
     12.58                                  1996
     21.07                                  1997
     30.01                                  1998
     29.67                                  1999
    -17.77                                  2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 26.53% (quarter ended December 1999) and the lowest return for a quarter was -18.43% (quarter ended December 2000).

20  Phoenix-Engemann Capital Growth Series

-----------------------------------------------------------------
  AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE
  PERIOD ENDED                                        LIFE OF
  6/30/01)(2)            1 YEAR   5 YEARS 10 YEARS  THE SERIES(3)
-----------------------------------------------------------------
  Phoenix-Engemann
  Capital Growth Series -17.77%   13.57%   16.88%    17.37%
-----------------------------------------------------------------
  S&P 500 Stock
  Index(4)               -9.19%   18.42%   17.50%    16.56%
-----------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since January 1, 1983.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.62%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         0.06%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                0.68%
                                                       =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------
  Phoenix-Engemann
  Capital Growth Series    $69      $218     $379      $847
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Roger Engemann & Associates, Inc. ("Engemann") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Jim Chen and Yossi Lipsker serve as co-portfolio managers of the series.

    JIM CHEN is a Vice President with Engemann and has been with Engemann since 1994. Mr. Chen earned the right to use the Chartered Financial Analyst designation in 1994.

    YOSSI LIPSKER is Vice President of Engemann and has been with Engemann since 1995.

                                       Phoenix-Engemann Capital Growth Series 21

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                               SIX MONTHS
                                                    ENDED
                                                  6/30/01                    YEAR ENDED DECEMBER 31,
                                              (UNAUDITED)        2000        1999          1998         1997        1996

Net asset value, beginning of period               $22.49      $28.57      $23.93        $19.16       $18.89      $18.13
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                        --(1)       --(1)        0.03          0.03         0.13        0.19
Net realized and unrealized gain (loss)            (5.13)      (4.91)        6.97          5.65         3.70        2.10
TOTAL FROM INVESTMENT OPERATIONS                   (5.13)      (4.91)        7.00          5.68         3.83        2.29
LESS DISTRIBUTIONS
Dividends from net investment income               (0.01)       --(1)      (0.05)        (0.03)       (0.13)      (0.18)
Dividends from net realized gains                  (0.35)      (0.88)      (2.31)        (0.88)       (3.43)      (1.35)
In excess of net investment income                     --          --      (0.01)            --           --          --
In excess of net realized gains                        --      (0.29)          --            --           --          --
TOTAL DISTRIBUTIONS                                (0.36)      (1.17)      (2.37)        (0.91)       (3.56)      (1.53)
Capital contribution from Adviser                      --          --        0.01            --           --          --
CHANGE IN NET ASSET VALUE                          (5.49)      (6.08)        4.64          4.77         0.27        0.76
NET ASSET VALUE, END OF PERIOD                     $17.00      $22.49      $28.57        $23.93       $19.16      $18.89
Total return                                  (22.81)%(3)    (17.77)%      29.67%        30.01%       21.07%      12.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $1,207,639  $1,680,036  $2,269,090    $1,876,296   $1,505,568  $1,235,395
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses                            0.72%(2)(4)       0.68%       0.68%         0.69%        0.74%       0.72%
Net investment income                            0.03%(2)       0.03%       0.11%         0.15%        0.64%       1.03%
Portfolio turnover rate                            28%(3)         82%        106%          102%         284%        167%

(1) Amount is less than $0.01.
(2) Annualized.
(3) Not annualized.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

22 PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will concentrate its investments in securities selected from a list of 50 different securities that the advisor believes offer the best potential for long-term growth of capital. Dividend and interest income is largely incidental.

[diamond] Under normal market conditions, the series will invest at least 75% of its total assets in common stocks of high quality growth companies. Most companies will have at least $50 million in annual net income.

[diamond] The companies will be listed on the New York Stock Exchange or will satisfy the applicable listing requirements of the New York Stock Exchange with respect to demonstrated earning power, years in operation, number of publicly-held shares and net tangible assets.

[diamond] Under normal conditions, the series will invest up to 25% of its total assets in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that that the advisor believes are undervalued. While some of these companies may be well-known and established, many will be unseasoned and smaller companies.

[diamond] The series may also invest in preferred stock, warrants and convertible debt obligations.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Engemann Nifty Fifty Series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.(1) The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL REPORT (%)                       CALENDAR YEAR
 32.15                                  1999
-18.11                                  2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 21.25% (quarter ended December 1999) and the lowest return for a quarter was -3.12% (quarter ended September 1999).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                           LIFE OF
  6/30/01)(2)                       1 YEAR      THE SERIES(3)
--------------------------------------------------------------
  Phoenix-Engemann
  Nifty Fifty Series                -18.11%        11.64%
--------------------------------------------------------------
  S&P 500 Index(4)                  -9.19%          9.97%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                                          Phoenix-Engemann Nifty Fifty Series 23

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        0.90%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         0.29%
                                                       -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)             1.19%
                                                       =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.05% for the year ended December 31, 2000.

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------
  Phoenix-Engemann
  Nifty Fifty Series      $121    $378     $654     $1,443
-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Roger Engemann & Associates, Inc. ("Engemann") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    A team of portfolio managers is responsible for the day-to-day management of the series.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                            SIX MONTHS
                                                                 ENDED       YEAR ENDED
                                                               6/30/01      DECEMBER 31,                  FROM INCEPTION
                                                           (UNAUDITED)         2000       1999        3/2/98 TO 12/31/98

Net asset value, beginning of period                            $13.66       $16.68     $12.62                    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.03)    (0.06)(4)         --                   0.01(4)
Net realized and unrealized gain (loss)                         (3.53)       (2.96)       4.06                      2.62
TOTAL FROM INVESTMENT OPERATIONS                                (3.56)       (3.02)       4.06                      2.63
LESS DISTRIBUTIONS
Dividends from net investment income                                --           --         --                    (0.01)
TOTAL DISTRIBUTIONS.                                                --           --         --                    (0.01)
CHANGE IN NET ASSET VALUE.                                      (3.56)       (3.02)       4.06                      2.62
NET ASSET VALUE, END OF PERIOD                                  $10.10       $13.66     $16.68                    $12.62
Total return                                               (26.05)%(2)     (18.11)%     32.15%                 26.26%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).                         $55,244      $73,792    $65,520                   $13,153
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                     1.05%(1)(5)        1.05%      1.05%                  1.05%(1)
Net investment income (loss)                                (0.44)%(1)      (0.34)%    (0.12)%                  0.07%(1)
Portfolio turnover rate.                                        37%(2)          86%        40%                    90%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.22%, 1.19%, 1.43% and 2.58% for the periods ended June 30, 2001, December 31, 2000, 1999 and 1998, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

24 Phoenix-Engemann Nifty Fifty Series

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] Under normal circumstances, the series invests at least 65% of its total assets in equity securities of companies that have market capitalizations of below $2 billion at the time of purchase.

[diamond] The series may invest up to 35% of its total assets in securities with larger capitalizations.

[diamond] The series expects to invest principally in common stocks, with an emphasis on U.S. corporations with rapidly growing earnings per share. The advisor may also select other stocks that, in the opinion of the advisor, are undervalued by other criteria of their fundamental net worth.

[diamond] The advisor uses a bottom-up selection process to select stocks for the series.

[diamond] Generally, a stock is sold when the characteristics and factors used to select it change, such as a reduction in the expected earnings growth rate, a loss of competitive advantage or the stock has appreciated to the point where it is no longer attractive.

[diamond] The series may invest in initial public offerings, and may sell these investments immediately. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.

[diamond] The series may invest in preferred stocks, warrants and convertible debt obligations, and in other debt obligations that, in an advisor's opinion, offer the possibility of capital appreciation over the course of approximately two or more years. These will generally include direct and indirect obligations of the U.S. Government and its agencies, states, municipalities and their agencies, or corporate issuers that are rated within the four highest rating categories.

[diamond] The series may invest in unrated fixed-income securities believed to be of comparable quality. However, due to their perceived risk, unrated securities may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for an advisor to accurately predict risk.


[diamond] The series may invest up to 50% of its total assets in foreign securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Initial Public Offering Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since August 15, 2000 and thus has not had an annual return for one full calendar year.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                          0.90%

Distribution [and/or Service] (12b-1) Fees                None

Other Expenses(1,2)                                      3.03%
                                                         -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1,2)             3.93%
                                                         =====


(1) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than management fees to the extent that such expenses exceed 0.25% of the series' average net assets. Estimated total annual series' operating expenses after reimbursement were 1.15% for the year ended December 31, 2000.

(2) Other expenses and total annual series' operating expenses are based on estimated annualized expenses without reimbursements which were incurred in the period ending December 31, 2000.

                               Phoenix-Engemann Small & Mid-Cap Growth Series 25

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

--------------------------------------------------------------
                                     1 YEAR       3 YEARS
--------------------------------------------------------------
  Phoenix-Engemann Small &
  Mid-Cap Growth Series               $395         $1,198
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Roger Engemann & Associates, Inc. ("Engemann") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Engemann in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Lou Holtz and Yossi Lipsker serve as co-portfolio managers of the series.

    LOU HOLTZ is a Vice President of Engemann and has been with Engemann since 1996. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.

    YOSSI LIPSKER is a Vice President of Engemann and has been with Engemann since 1995.

26 Phoenix-Engemann Small & Mid-Cap Growth Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                                  FROM INCEPTION
                                                                       SIX MONTHS ENDED 6/30/01       8/15/00 TO
                                                                                    (UNAUDITED)         12/31/00

Net asset value, beginning of period                                                      $8.48           $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                             (0.01)             0.01
Net realized and unrealized gain (loss)                                                  (1.00)           (1.53)
TOTAL FROM INVESTMENT OPERATIONS                                                         (1.01)           (1.52)
LESS DISTRIBUTIONS
Dividends from net investment income                                                      --(5)               --
TOTAL DISTRIBUTIONS                                                                          --               --
CHANGE IN NET ASSET VALUE                                                                (1.01)           (1.52)
NET ASSET VALUE, END OF PERIOD                                                            $7.47            $8.48
Total return                                                                        (12.05)%(2)      (15.18)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                                   $12,651           $7,270
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                                              1.15%(1)(4)         1.15%(1)
Net investment income                                                                (0.23)%(1)         0.21%(1)
Portfolio turnover rate                                                                  12%(2)           21%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.21% and 3.93% for the periods ended June 30, 2001 and December 31, 2000, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) Amount is less than $0.01.

                               Phoenix-Engemann Small & Mid-Cap Growth Series 27

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES
--------------------------------------------------------------------------------
    This series is no longer available for new investments. Payment allocations can be made only if you elected this investment option prior to February 16, 2001.

INVESTMENT OBJECTIVE
    Total return by investing primarily in debt obligations of the U.S. government, its agencies and instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in debt obligations of the U.S. government, its agencies and instrumentalities, including mortgage-backed securities.

[diamond] The subadvisor actively manages its portfolio, seeking to limit the interest rate risk taken by the series while selecting investments that should offer enhanced returns based upon the subadvisor's interest rate outlook.

[diamond] The subadvisor manages the series' interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the subadvisor limits the average duration of the portfolio relative to that of the Lehman Brothers Government Bond Index.

[diamond] The subadvisor uses three principal methods to enhance the portfolio's returns:

          o First, the subadvisor tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

          o Second, the subadvisor tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

          o Third, the subadvisor tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the subadvisor generally compares current yield differences of securities to their historical and expected yield differences.

[diamond] The subadvisor's interest rate outlook is the most important factor in selecting the methods used to manage the series' portfolio. The subadvisor formulates its interest rate outlook by analyzing a variety of factors such as:
          o current and expected U.S. economic growth;
          o current and expected interest rates and inflation;
          o the Federal Reserve Board's monetary policy; and
          o changes in the supply of or demand for U.S. government securities.

[diamond] In selecting individual securities, the subadvisor analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

[diamond] The series invests in U.S. Treasury securities, which are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

[diamond] The series invests in U.S. government agency securities, which are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. The subadvisor actively manages the series portfolio, seeking the higher relative returns of mortgage-backed securities while attempting to limit the prepayment risk.

[diamond] The subadvisor attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayments less likely. Characteristics that the subadvisor may consider in selecting securities include the average interest rates of the underlying mortgages, the prior prepayment history of the mortgages and the federal agencies that securitize the mortgages. The subadvisor attempts to assess the relative returns and risks of mortgage-backed securities by analyzing how the timing, amount and division of cash flows from the pool of mortgages underlying the security might change in response to changing economic and market conditions.

[diamond] The series also invests in repurchase agreements for U.S. government securities. Repurchase agreements are collateralized by the same types of securities in which the series invests. The series uses repurchase agreements to invest cash balances.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Government Securities Investment Risk

[diamond] Mortgage-Backed and Asset-Backed Securities Investment Risk

[diamond] Unrated Securities Investment Risk


28 Phoenix-Federated U.S. Government Bond Series

[diamond] Repurchase Agreement

    Please see "Description of Principal Risks" for a description of each of these risks.


CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing the series. The bar chart shows changes in the series' total return performance during its first full calendar year.(1) The table shows how the series' total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN (%)               CALENDAR YEAR
     18.75                            2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 7.04% (quarter ended December 2000) and the lowest return for a quarter was 1.02% (quarter ended June 2000).

----------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD                          LIFE OF THE
  ENDED 12/31/00)(2)        1 YEAR           SERIES(3)
----------------------------------------------------------
  Phoenix-Federated
  U.S. Government           18.75%           16.19%
  Bond Series
----------------------------------------------------------
  Merrill Lynch 10+
  Treasury Index(4)         20.19%           20.19%
----------------------------------------------------------
  Lehman Brothers
  Government Bond           _____%           _____%
  Index(5)
----------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Merrill Lynch 10+ Treasury Index is a broad based market index tracking long-term U.S. Treasury securities with maturities between 10 and 15 years. This index is unmanaged and it is not possible to directly invest in this index.

(5) The Lehman Brothers Government Bond Index measures government bond market total return performance. The index is unmanaged and not available for direct investment. Previously, the Phoenix-Federated U.S. Government Bond Series has used the Merrill Lynch 10+ Treasury Index as a comparative broad-based securities market index. The series has chosen the Lehman Brothers Government Bond Index because it is more reflective of the mix of securities in which the series invests.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.60%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          1.92%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(6)              2.52%
                                                        =====

(6) The series' investment advisor has voluntarily agreed to reimburse the series' expenses other than the management fees to the extent that such expenses exceed 0.25% of the series' average net assets. This reimbursement arrangement may be terminated at anytime. Actual total series' operating expenses after reimbursement were .75% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS   10 YEARS
-------------------------------------------------------------
 Phoenix-Federated
 U.S. Government Bond   $255     $785     $1,340    $2,856
 Series
-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Federated Investment Management Company ("Federated") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Federated in the "Management of the Fund" section of this prospectus.

                                Phoenix-Federated U.S. Government Bond Series 29

PORTFOLIO MANAGEMENT

    Day-to-day investment decisions for the series are made by Susan M. Nason and Donald T. Ellenberger.

    SUSAN M. NASON has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1994. Ms. Nason joined Federated in 1987 and has been a senior portfolio manager and Senior Vice President of Federated since 1997. Ms. Nason has earned the right to use the Chartered Financial Analyst designation and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

    DONALD T. ELLENBERGER has been the portfolio manager of the publicly-sold Federated U.S. Government Bond Fund since 1997. Mr. Ellenberger joined Federated in 1996 as a portfolio manager and a Vice President of Federated. From 1986 to 1996, he served as a trader/portfolio manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                     SIX MONTHS                       FROM
                                                          ENDED       YEAR       INCEPTION
                                                        6/30/01      ENDED     12/15/99 TO
                                                    (UNAUDITED)   12/31/00        12/31/99

Net asset value, beginning of period                     $11.08      $9.83          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                               0.28       0.56            0.03
Net realized and unrealized gain (loss)                  (0.30)       1.24          (0.17)
TOTAL FROM INVESTMENT OPERATIONS                         (0.02)       1.80          (0.14)
LESS DISTRIBUTIONS
Dividends from net investment income                     (0.26)     (0.55)          (0.03)
TOTAL DISTRIBUTIONS                                      (0.26)     (0.55)          (0.03)
CHANGE IN NET ASSET VALUE                                (0.28)       1.25          (0.17)
NET ASSET VALUE, END OF PERIOD                           $10.80     $11.08           $9.83
Total return                                         (0.23)%(2)     18.75%      (1.47)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                   $14,732    $11,512          $5,076
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                 0.78%(1)      0.75%        0.75%(1)
Net investment income                                  5.38%(1)      5.97%        6.61%(1)
Portfolio turnover rate                                  39%(2)         1%           0%(2)

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.45%, 2.52% and 8.21% for the periods ended June 30, 2001, December 31, 2000 and 1999, respectively.

30 Phoenix-Federated U.S. Government Bond Series

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:
          o the Government National Mortgage Association ("GNMA"),
          o the Federal Home Loan Mortgage Corporation ("FHLMC"),
          o the Federal National Mortgage Association ("FNMA"),
          o Student Loan Marketing Association ("SLMA"),
          o other federal agencies;
          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;
          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;
          o Federally insured obligations of other banks or savings and loan associations;
          o Commercial paper;
          o Short-term corporate obligations; and
          o Repurchase agreements

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series, affecting series performance.

PRINCIPAL RISKS
    Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series. An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Fixed Income Securities Investment Risk

                                          Phoenix-Goodwin Money Market Series 31

          o Interest Rate Risk
          o Credit Risk

[diamond] Government Securities Investment Risk

[diamond] Repurchase Agreement Investment Risk

[diamond] Portfolio Turnover Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

32 Phoenix-Goodwin Money Market Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Series. The bar chart shows changes in the series' performance from year to year over a 10-year period.(1) The table shows how the series' average annual returns compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN (%)               CALENDAR YEAR
     5.98                            1991
     3.58                            1992
     2.87                            1993
     3.83                            1994
     5.72                            1995
     5.09                            1996
     5.18                            1997
     5.09                            1998
     4.82                            1999
     6.03                            2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.66% (quarter ended March 1991) and the lowest return for a quarter was .69% (quarter ended September 1993).

    The series' 7-day yield on December 31, 2000 was 6.14%.
--------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                       LIFE
  (FOR THE PERIOD                                    OF THE
  ENDED 6/30/01)(2)   1 YEAR   5 YEARS  10 YEARS    SERIES(3)
--------------------------------------------------------------
  Phoenix-Goodwin
  Money Market Series  6.03%     5.24%    4.82%     6.23%
--------------------------------------------------------------
  Lipper Money
  Market Fund(4)       5.95%     5.18%    4.71%     6.17%
--------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since October 8, 1982.

(4) The Lipper Money Market Fund is comprised of the weighted average of the top 30 Money Market funds which includes net dividends reinvested.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        0.40%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         0.18%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5               0.58%
                                                       =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2000, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 0.55% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market Series    $59       $186       $324      $726
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

                                          Phoenix-Goodwin Money Market Series 33

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                               SIX MONTHS
                                                    ENDED
                                                   6/30/01                 YEAR ENDED DECEMBER 31,
                                                (UNAUDITED)       2000      1999        1998     1997          1996

Net asset value, beginning of period                 $10.00     $10.00    $10.00      $10.00   $10.00        $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.24       0.59      0.47        0.50     0.50          0.50
TOTAL FROM INVESTMENT OPERATIONS                       0.24       0.59      0.47        0.50     0.50          0.50
LESS DISTRIBUTIONS
Dividends from net investment income                  (0.24)     (0.59)    (0.47)      (0.50)   (0.50)        (0.50)
TOTAL DISTRIBUTIONS                                   (0.24)     (0.59)    (0.47)      (0.50)   (0.50)        (0.50)
Net asset value, end of period                       $10.00     $10.00    $10.00      $10.00   $10.00        $10.00
Total return                                           2.43%(3)   6.03%     4.82%       5.09%    4.99%         4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $206,446   $179,968  $235,584    $196,811 $126,607      $131,361
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (1)                           0.55%(2)(4)      0.55%     0.55%       0.55%    0.55%         0.55%
Net investment income                               4.87%(2)      5.83%     4.73%       4.99%    5.07%         4.89%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.57%, 0.58% and 0.57% for the periods ended June 30, 2001, December 31, 2000 and 1999, respectively.
(2) Annualized
(3) Not annualized
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

34 Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term total return by investing in a diversified portfolio mixture of high yield (high risk) and high quality fixed income securities.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in a portfolio of fixed income securities. Under normal circumstances, the series will invest at least 65% of its total assets in various sectors of the fixed income securities market.

[diamond] The advisor will invest in any of several sectors of the fixed income securities market:

          o high yield (high risk) fixed income securities (sometimes referred to as "junk bonds");
          o high quality fixed income securities;
          o preferred stock;
          o convertible securities;
          o U.S. and foreign debt obligations;
          o certificates of deposit;
          o commercial paper;
          o bankers' acceptances; and
          o government obligations issued or guaranteed by federal, state or municipal governments or their agencies or instrumentalities.

[diamond] The series generally will be invested in each market sector, but may also invest any amount of its assets (except for the junk bond and foreign debt limits shown below) in any one sector and may choose not to invest in certain sectors.

[diamond] The series may invest up to 35% of its total assets in high yield
          (high risk) corporate fixed income securities.

[diamond] The series may invest up to 50% of its net assets in debt obligations of foreign (non-U.S.) issuers. Issuers may be in established and emerging market countries.

[diamond] The series may invest in common stock and other equity securities.

[diamond] The advisor seeks to match the average duration and maturity of the series' portfolio to those of the Lehman Brothers Aggregate
          Bond Index.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Fixed Income Securities Investment Risk

          o Interest Rate Risk
          o Credit Risk

[diamond] Foreign Investment Risk

          o Emerging Market Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Goodwin Multi-Sector Fixed Income Series. The bar chart shows the changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual returns compare to those of a broad-based market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
    19.41                            1991
    10.03                            1992
    15.90                            1993
    -5.47                            1994
    23.54                            1995
    12.42                            1996
    10.93                            1997
    -4.02                            1998
     5.46                            1999
     6.47                            2000

(1) The series' annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 8.89% (quarter ended
    June 1995) and the lowest return for a quarter was -8.25% (quarter ended September 1998).

                             Phoenix-Goodwin Multi-Sector Fixed Income Series 35

---------------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS                                      LIFE OF
  (FOR THE PERIOD                                     THE
  ENDED 6/30/01)(2)    1 YEAR    5 YEARS   10 YEARS  SERIES(3)
---------------------------------------------------------------
 Phoenix-Goodwin
 Multi-Sector Fixed     6.47%     6.09%     9.10%     9.54%
 Income Series
---------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond Index  11.63%     6.46%     7.96%     9.62%
 (4)
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 31, 1982.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM THE SERIES' ASSETS)

Management Fees                                          0.50%

Distribution [and/or Service] (12b-1) Fees                None

Other Operating Expenses                                 0.19%
                                                         -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)               0.69%
                                                         =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were .65% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                         1 YEAR   3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------
 Phoenix-Goodwin
 Multi-Sector Fixed        $70     $221     $384      $859
 Income Series
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    DAVID L. ALBRYCHT is portfolio manager of the series. Mr. Albrycht is a Managing Director, Fixed Income of Phoenix Investment Partners, Inc. Prior to his current position, Mr. Albrycht was the Director of Credit Research and has held other various positions with Phoenix Investment Partners, Inc. since 1981. He has 15 years of investment management experience.

    Mr. Albrycht holds a BS from Central Connecticut State University (cum laude) and an MBA from the University of Connecticut, and he has earned the right to use the Chartered Financial Analyst designation.

36 Phoenix-Goodwin Multi-Sector Fixed Income Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                 SIX MONTHS
                                                      ENDED
                                                  6/30/2001                        YEAR ENDED DECEMBER 31,
                                                 (UNAUDITED)            2000      1999        1998     1997       1996

Net asset value, beginning of period                  $8.75            $8.92     $9.18      $10.38   $10.34     $10.22
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.36             0.75      0.73        0.77     0.75       0.79
Net realized and unrealized gain (loss)               (0.13)           (0.19)    (0.24)      (1.17)    0.34       0.43
TOTAL FROM INVESTMENT OPERATIONS                       0.23             0.56      0.49       (0.40)    1.09       1.22
LESS DISTRIBUTIONS
Dividends from net investment income                  (0.32)           (0.73)    (0.75)      (0.74)   (0.77)     (0.78)
Dividends from net realized gains                        --               --        --       (0.06)   (0.28)     (0.32)
TOTAL DISTRIBUTIONS                                   (0.32)           (0.73)    (0.75)      (0.80)   (1.05)     (1.10)
CHANGE IN NET ASSET VALUE                             (0.09)           (0.17)    (0.26)      (1.20)    0.04       0.12
NET ASSET VALUE, END OF PERIOD                        $8.66            $8.75     $8.92       $9.18   $10.38     $10.34
Total return                                           2.65%(3)         6.47%     5.46%      (4.02)%  10.93%     12.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $165,975         $160,101  $172,836    $187,363 $191,627   $145,044
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (1)                                 0.65%(2)(4)      0.65%     0.65%       0.64%    0.65%      0.65%
Net investment income                                  8.26%(2)         8.45%     7.79%       7.61%    7.25%      7.80%
Portfolio turnover rate                                 111%(3)          148%      125%        160%     151%       191%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69%, 0.71%, 0.66%, and 0.67% for the periods ended June 30, 2001, December 31, 2000, 1999, 1997 and 1996, respectively.

(2) Annualized.

(3) Not annualized.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                             Phoenix-Goodwin Multi-sector Fixed Income Series 37

PHOENIX-HOLLISTER VALUE EQUITY SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital appreciation. The series has a secondary investment objective to seek current income.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks. Under normal circumstances the series will invest at least 65% of its total assets in common stocks.

[diamond] The series invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally, the series will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets.

[diamond] The series is designed to invest in common stocks that meet the advisor's quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

[diamond] The advisor uses a quantitative value strategy that chooses stocks that meet certain investment criteria relating to price, dividend yield, and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 companies that meet one or more of the advisor's criteria for selection, the advisor projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. From this analysis, the advisor develops target prices and value ranges, and purchases the top-rated securities. While the advisor's strategy tends to concentrate its investment selections in larger issues, the series may invest in securities of issuers of any size.

[diamond] With certain exceptions the advisor sells when a stock's target price is reached, the issuer or its industry suffer negative changes, or there is a change in the investment criteria that prompted the initial purchase. The advisor may choose to continue to hold a security that it believes is suitable for the series' objectives even if it no longer meets these criteria.

[diamond] The series may invest up to 30% of its assets in securities of foreign issuers.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk

        o        Foreign Currency Risk

[diamond] Smaller Market Capitalization Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Hollister Value Equity Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %         CALENDAR YEAR
    24.33                    1999
    32.16                    2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 23.63% (quarter ended December 1999) and the lowest return for a quarter was -6.36% (quarter ended June 2000).

38 Phoenix-Hollister Value Equity Series

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                    LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)     1 YEAR  THE SERIES(3)
-------------------------------------------------------------
  Phoenix-Hollister Value Equity
  Series                                32.16%    23.53%
-------------------------------------------------------------
  S&P 500 Index(4)                      -9.19%     9.97%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

  Management Fees                                      0.70%

  Distribution [and/or Service] (12b-1) Fees            None

  Other Expenses                                       0.63%
                                                       -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES5               1.33%
                                                       =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2000, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 0.85% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
  Phoenix-Hollister
  Value Equity Series   $135      $421      $729     $1,601
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Christian C. Bertelsen is the senior portfolio manager and John LaForge, II is a portfolio manager of the series.

    CHRISTIAN C. BERTELSEN joined PIC in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was employed by Dreman Value Advisors where he served as Chief Investment Officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.

    JOHN LAFORGE, II joined PIC in September 1997. Mr. LaForge's previous investment experience includes portfolio management, syndicate, and sales positions with Raymond James & Associates, Inc. in St. Petersburg, Florida, from 1993 to 1997.

                                        Phoenix-Hollister Value Equity Series 39

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                   SIX MONTHS                                    FROM
                                                        ENDED           YEAR ENDED          INCEPTION
                                                      6/30/01           DECEMBER 31,        3/2/98 TO
                                                  (UNAUDITED)        2000        1999        12/31/98

Net asset value, beginning of period                  $15.34      $12.91       $11.03          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                            0.05        0.07         0.04            0.05
Net realized and unrealized gain (loss)                (1.60)       3.98         2.63            1.03
TOTAL FROM INVESTMENT OPERATIONS                       (1.55)       4.05         2.67            1.08
LESS DISTRIBUTIONS
Dividends from net investment income                   (0.02)      (0.08)       (0.04)         (0.05)
Dividends from net realized gains                      (0.09)      (1.54)       (0.75)             --
TOTAL DISTRIBUTIONS                                    (0.11)      (1.62)       (0.79)         (0.05)
CHANGE IN NET ASSET VALUE                              (1.66)       2.43         1.88            1.03
NET ASSET VALUE, END OF PERIOD                        $13.68      $15.34       $12.91          $11.03
Total return                                          (10.13)%(2)  32.16%       24.33%           10.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $70,838     $45,461      $17,470          $9,533
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                  0.85%(1)(4) 0.85%       0.85%            0.85%(1)
Net investment income                                   0.93%(1)    0.79%       0.41%            0.85%(1)
Portfolio turnover rate                                 139%(2)      166%        168%              77%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.01%, 1.33%, 2.03% and 2.46% for the periods ended June 30, 2001, December 31, 2000, 1999 and 1998, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

40 Phoenix-Hollister Value Equity Series

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within the market sectors found in the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Under normal conditions, the series will invest at least 80% of its total assets in common stocks and other equity securities.

[diamond] The series invests in a diversified portfolio of securities of large and medium capitalization companies within the market sectors reflected in the S&P 500. The S&P 500 is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's Corporation. The S&P 500 is typically composed of issues in the following sectors: industrial, financial, public utilities, and transportation.

[diamond] The subadvisor will evaluate each of the economic sectors represented in the S&P 500. The series will invest in securities that the subadvisor believes to be undervalued and which offer growth potential and an overall volatility of return similar to that of the S&P 500.

[diamond] The subadvisor will seek to reduce the series' volatility relative to the S&P 500 by attempting to generally match the series' equities holdings to various risk characteristics of the S&P 500 such as market capitalization, weightings and diversification. The subadvisor then uses fundamental analysis and systematic stock valuation to exclude stocks within economic sectors which appear to be extremely overvalued.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %         CALENDAR YEAR
    31.68                   1998
    18.86                   1999
   -11.47                   2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 22.09%
   (quarter ended December 1998) and the lowest return for a quarter was -9.67% (quarter ended September 1998).
-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                    LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)    1 YEAR   THE SERIES(3)
-------------------------------------------------------------
  Phoenix-J.P. Morgan Research
  Enhanced Index Series                -11.47%     11.67%
-------------------------------------------------------------
  S&P 500 Index(4)                      -9.19%     12.36%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since July 15, 1997.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

                           Phoenix-J.P. Morgan Research Enhanced Index Series 41

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                         0.45%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          0.24%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5                0.69%
                                                        =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.10% of the series' average net assets. Actual total series' operating expenses after reimbursement were 0.55% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
--------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
  Phoenix-J.P.
  Morgan Research
  Enhanced Index        $70       $221      $384      $859
  Series
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and J.P. Morgan in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Timothy Devlin, Nanette Buziak and Bernard Kroll are co-portfolio managers of the series.

    TIMOTHY DEVLIN has served as a Vice President of J.P. Morgan since July 1996 and is a member of the U.S. Structured Equity Group, where he has the dual responsibilities of client servicing and portfolio management. From 1987 to 1996, he served as First Vice President of Mitchell Hutchins, where he managed risk controlled equity portfolios including index, enhanced index and market neutral strategies.

    NANETTE BUZIAK is a Vice President of J.P. Morgan and is a portfolio manager in the U.S. Structured Equity Group, where she has the responsibility for the daily implementation and maintenance of structured equity portfolios. Prior to joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.

    BERNARD KROLL is a Managing Director and portfolio manager in the Structured Equity Group of J.P. Morgan. Prior to joining J.P. Morgan in August 1996, Mr. Kroll was an equity derivatives specialist at Goldman, Sachs & Co., and he founded his own options broker-dealer and managed several derivatives businesses at Kidder, Peabody & Co.

42 Phoenix-J.P. Morgan Research Enhanced Index Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.


                                                 SIX MONTHS                                               FROM
                                                      ENDED                                          INCEPTION
                                                    6/30/01       YEAR ENDED DECEMBER 31,           7/15/97 TO
                                                (UNAUDITED)          2000        1999       1998      12/31/97

Net asset value, beginning of period                 $12.44        $14.64      $13.08      $10.49     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.04          0.11        0.12        0.12       0.05
Net realized and unrealized gain (loss)               (0.81)        (1.75)       2.33        3.19       0.54
TOTAL FROM INVESTMENT OPERATIONS                      (0.77)        (1.64)       2.45        3.31       0.59
LESS DISTRIBUTIONS
Dividends from net investment income                  (0.03)        (0.11)      (0.12)      (0.12)     (0.05)
Dividends from net realized gains                     (0.07)        (0.45)      (0.77)      (0.60)     (0.05)
In excess of net realized gains                          --            --(4)       --          --         --
TOTAL DISTRIBUTIONS                                   (0.10)        (0.56)      (0.89)      (0.72)     (0.10)
CHANGE IN NET ASSET VALUE                             (0.87)        (2.20)       1.56        2.59       0.49
NET ASSET VALUE, END OF PERIOD                       $11.57        $12.44      $14.64      $13.08     $10.49
Total return                                          (6.17)%(3)   (11.47)%     18.86%      31.68%      5.83%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $110,976      $115,625    $131,860     $69,522    $30,851
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (2)                                 0.55%(1)(5)   0.55%       0.55%       0.55%      0.55%(1)
Net investment income                                  0.73%(1)      0.80%       0.95%       1.08%      1.46%(1)
Portfolio turnover rate                                  21%(3)        63%         45%         45%         9%(3)

(1) Annualized.

(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%, 0.69%, 0.75%, 0.82% and 1.05% for the periods ended June 30, 2001, December 31, 2000, 1999, 1998 and 1997, respectively.

(3) Not annualized.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                            Phoenix-J.P.Morgan Research Enhanced Index Series 43

PHOENIX-JANUS CORE EQUITY SERIES
--------------------------------------------------------------------------------
(formerly, "Phoenix-Janus Equity Income Series")

INVESTMENT OBJECTIVE
    Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] Normally, the series invests at least 80% of its assets in equity securities selected for their growth potential. Eligible securities include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures; and other securities with equity characteristics.

[diamond] The series may invest substantially all of its assets in common stocks if the subadvisor believes that common stocks will appreciate in value. The subadvisor generally takes a "bottom up" approach to selecting companies. This means that the subadvisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadvisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

[diamond] The subadvisor seeks companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the series may invest and the series may at times have significant foreign exposure.

[diamond] The series may invest in "special situations." A special situation arises when the subadvisor believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows.

[diamond] The series may also invest to a lesser degree in other types of securities, including:

          o debt securities;

          o indexed/structured securities;

          o high-yield/high-risk bonds ("junk bonds") (less than 20% of the series' assets); and

          o short sales (no more than 8% of the series' assets may be invested in "naked" short sales.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.


    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:


[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk

          o Emerging Market Investment Risk

          o Foreign Currency Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

44 Phoenix-Janus Core Equity Series

CALENDAR YEAR ANNUAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance during its first full calendar year.1 The table below shows how the series' average annual total returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

Phoenix-Janus Core Equity Series(2)

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
-6.13                           2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 6.94% (quarter ended March 2000) and the lowest return for a quarter was -5.81% (quarter ended June 2000).

(2) The series' average annual return in this chart reflects performance of the series when the series was named the Phoenix-Janus Equity Income Series and its investment objective was current income and long-term growth of capital.

----------------------------------------------------------------
Average Annual Total Returns (for the               Life of
period ended 6/30/01)(3)                1 Year     the Series(4)
----------------------------------------------------------------
Phoenix-Janus Core Equity Series(5)      -6.13%     -0.60%
----------------------------------------------------------------
S&P 500 Index(6)                         -9.19%     -5.34%
----------------------------------------------------------------

(3) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(4)  Since December 15, 1999.

(5) The series' average annual returns in this table reflect performance of the series when the series was named the Phoenix-Janus Equity Income Series and its investment objective was current income and long-term growth of capital.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES
(expenses that are deducted from the Series' assets)

Management Fees                              0.85%

Distribution [and/or Service] (12b-1) Fees   None

Other Expenses                               1.69%
                                             -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5     2.54%
                                             =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.00% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                            1 Year 3 Years  5 Years  10 Years
---------------------------------------------------------------
Phoenix-Janus Core Equity
Series                       $257    $791   $1,350    $2,875
---------------------------------------------------------------

                                             Phoenix-Janus Core Equity Series 45

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Janus Capital Corporation ("Janus") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Janus in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    KAREN L. REIDY is the portfolio manager of the series. Ms. Reidy is an Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Core Equity Fund (formerly, "Janus Equity Income Fund"), a retail fund with similar objectives and strategies as the series. Ms. Reidy joined Janus in 1995 as a research analyst. She holds an undergraduate degree in Accounting from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

46 Phoenix-Janus Core Equity Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                 SIX MONTHS ENDED                     FROM INCEPTION
                                                          6/30/01       YEAR ENDED       12/15/99 TO
                                                      (UNAUDITED)         12/31/00          12/31/99

Net asset value, beginning of period                       $9.88           $10.59            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                0.03             0.06              0.01
Net realized and unrealized gain (loss)                    (0.64)           (0.71)             0.58
TOTAL FROM INVESTMENT OPERATIONS                           (0.61)           (0.65)             0.59
LESS DISTRIBUTIONS
Dividends from net investment income                          --            (0.06)               --
Dividends from net realized gains                             --              --(4)              --
In excess of net investment income                            --              --(4)              --
TOTAL DISTRIBUTIONS                                           --            (0.06)               --
CHANGE IN NET ASSET VALUE                                  (0.61)           (0.71)             0.59
NET ASSET VALUE, END OF PERIOD                             $9.27            $9.88            $10.59
Total return                                               (6.17)%(2)       (6.13)%            5.86%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $19,410          $14,828            $2,304
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                     1.00%(1)(5)       1.00%             1.00%(1)
Net investment income                                      0.82%(1)          0.82%             1.89%(1)
Portfolio turnover rate                                      50%(2)           107%               11%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.71%, 2.54% and 18.81% for the periods ended June 30, 2001, December 31, 2000 and 1999, respectively.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                             Phoenix-Janus Core Equity Series 47

PHOENIX-JANUS FLEXIBLE INCOME SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Maximum total return, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
[diamond} The series invests primarily in a wide variety of income producing securities, such as corporate bonds and notes, government securities, and preferred stock.

[diamond} The series will invest at least 80% of its assets in income producing securities.

[diamond} The series may own an unlimited amount of high-yield (high-risk) fixed income securities ("junk bonds"), and these securities may be a significant portion of the total portfolio.

[diamond} In addition to considering economic factors such as the effect of interest rates on the series' investments, the subadvisor applies a "bottom up" approach in choosing investments. In other words, the subadvisor looks mostly for income-producing securities that meet its investment criteria one at a time. If the subadvisor is unable to find such investments, much of the series' assets may be in cash or similar investments.

[diamond} This series generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

[diamond} The series may also invest to a lesser degree in other types of securities, such as:

          o common stocks;

          o mortgage- and asset-backed securities; and

          o zero coupon, pay-in-kind and step coupon securities.

[diamond} The series may invest in foreign equity and debt securities. The series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, or in depositary receipts or shares, and passive foreign investment
        ` companies.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond} Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond} Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond} Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance during its first full calendar year.1 The table below shows how the series' average annual total returns compare to those of a broad-based securities market index for that period. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
    6.43                             2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 3.38% (quarter ended December 2000) and the lowest return for a quarter was -0.55% (quarter ended June 2000).

48 Phoenix-Janus Flexible Income Series

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                    LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)     1 YEAR  THE SERIES(3)
-------------------------------------------------------------
  Phoenix-Janus Flexible Income
  Series                                 6.43%     6.16%
-------------------------------------------------------------
  Lehman Brothers Government/
  Corporate Bond Index(4)               11.85%    10.73%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The Lehman Brothers Government/Corporate Bond Index measures government and corporate bond market total-return performance. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         0.80%

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          1.67%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5                2.47%
                                                        =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Total series' operating expenses after reimbursement were 1.00% for the year ended December 31, 2000. Actual total series' operating expenses after reimbursement and custodial fee credit were 0.95% for the year ended December 31, 2001.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Janus
  Flexible Income      $250       $770     $1,316     $2,806
  Series
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Janus Capital Corporation ("Janus") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Janus in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    RONALD V. SPEAKER is the portfolio manager of the series. He is an Executive Vice President and manages other Janus funds. He holds a Bachelor of Arts in Finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

    In January 1997, Mr. Speaker settled an SEC administrative action involving 2 personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

                                         Phoenix-Janus Flexible Income Series 49

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                        SIX MONTHS ENDED                         FROM INCEPTION
                                                                 6/30/01         YEAR ENDED        12/15/99 TO
                                                             (UNAUDITED)           12/31/00          12/31/99

Net asset value, beginning of period                              $10.09            $ 9.98           $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        0.25              0.53             0.02
Net realized and unrealized gain (loss)                             0.01              0.10            (0.02)
TOTAL FROM INVESTMENT OPERATIONS                                    0.26              0.63               --
LESS DISTRIBUTIONS
Dividends from net investment income                               (0.20)            (0.52)           (0.02)
TOTAL DISTRIBUTIONS                                                (0.20)            (0.52)           (0.02)
CHANGE IN NET ASSET VALUE                                           0.06              0.11            (0.02)
NET ASSET VALUE, END OF PERIOD                                    $10.15            $10.09            $9.98
Total return                                                        2.60%(2)          6.43%            0.02%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $18,620           $12,547           $5,232
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses                                             0.95%(1)(4)(6)       1.00%(4)(5)      0.95%(1)(3)
Net investment income                                               5.58%(1)          6.63%            4.81%(1)
Portfolio turnover rate                                            165%(2)           227%                 0%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.18% for the period ended December 31, 1999.

(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including custody credits) would have been 1.60% and 2.47% for the periods ended June 30, 2001 and December 31, 2000, respectively.

(5) For the year ended December 31, 2000, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees, if expense offsets were included, the ratio would have been 0.95%.

(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

50 Phoenix-Janus Flexible Income Series

PHOENIX-JANUS GROWTH SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term growth of capital in a manner consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests primarily in common stocks selected for their growth potential.

[diamond] The series invests primarily in U.S. and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The series may also invest to a lesser degree in other types of securities, including:

          o debt securities;
          o indexed/structured securities; and
          o high-yield (high-risk) bonds ("junk bonds") (less than 35% of the series' assets).

[diamond] Although the series can invest in companies of any size, it generally invests in larger, more established companies.

[diamond] The series may invest substantially all of its assets in common stocks if the subadvisor believes that common stocks will appreciate in value. The subadvisor generally takes a "bottom up" approach to selecting companies. In other words, the subadvisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The subadvisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the series. Income realized on the series' investments will be incidental to its objectives.

[diamond] The subadvisor seeks companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the series may invest and the series may at times have significant foreign exposure.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

                                                  Phoenix-Janus Growth Series 51

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance during its first full calendar year.1 The table below shows how the series' average annual total returns compare to those of a broad-based securities market index for that period. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
-11.17                          2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 9.73% (quarter ended March 2000) and the lowest return for a quarter was -15.99% (quarter ended December 2000).

-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                    LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)   1 YEAR    THE SERIES(3)
-------------------------------------------------------------
  Phoenix-Janus Growth Series         -11.17%     -5.59%
-------------------------------------------------------------
  S&P 500 Index(4)                    -9.19%      -5.34%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The return would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

                                                        0.85%
Management Fees

Distribution [and/or Service] (12b-1) Fees               None

Other Expenses                                          0.39%
                                                        -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5                1.24%
                                                        =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.00% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Janus
  Growth Series          $126      $393      $681     $1,500
---------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Janus Capital Corporation ("Janus") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Janus in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    E. MARC PINTO is portfolio manager of the series. He is also the portfolio manager of several portfolios in the large cap growth discipline. He has also served as an assistant portfolio manager of Janus Twenty Fund and Janus Growth and Income Fund. Mr. Pinto has a bachelor's degree in history from Yale University and an M.B.A. from Harvard University, where he graduated with distinction. Mr. Pinto has 14 years of professional investment experience and has earned the right to use the Chartered Financial Analyst designation.

52 Phoenix-Janus Growth Series

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                  SIX MONTHS
                                                                       ENDED                  FROM INCEPTION
                                                                     6/30/01      YEAR ENDED     12/15/99 TO
                                                                 (UNAUDITED)        12/31/00        12/31/99

Net asset value, beginning of period                                   $9.41          $10.60          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                          (0.01)            0.01            0.01
Net realized and unrealized gain (loss)                               (1.08)          (1.19)            0.59
TOTAL FROM INVESTMENT OPERATIONS                                      (1.09)          (1.18)            0.60
LESS DISTRIBUTIONS
Dividends from net investment income                                      --          (0.01)              --
TOTAL DISTRIBUTIONS                                                       --          (0.01)              --
CHANGE IN NET ASSET VALUE                                             (1.09)          (1.19)            0.60
NET ASSET VALUE, END OF PERIOD                                         $8.32           $9.41          $10.60
Total return                                                     (11.59)%(2)        (11.17)%        6.00%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $74,296         $69,508          $3,275
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                           1.00%(1)(4)           1.00%        1.00%(1)
Net investment income                                             (0.26)%(1)           0.15%        1.61%(1)
Portfolio turnover rate                                               20%(2)             16%           0%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%, 1.24% and 17.29% for the periods ended June 30, 2001, December 31, 2000 and 1999,respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                                  Phoenix-Janus Growth Series 53

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maximize capital appreciation by investing primarily in growth-oriented equity securities of the U.S., and to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

[diamond] The series invests primarily in companies with market capitalizations of $10 billion or more that exhibit the likelihood of strong earnings growth and business momentum.

[diamond] The series normally invests at least 80% of its net assets in a non-diversified portfolio of equity securities. These securities may include common and preferred stocks, depositary receipts, convertibles, rights, warrants, and equity related options and futures. The subadvisor emphasizes individual security selection.

[diamond] The series generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

[diamond] The series will limit its use of derivatives for non-hedging purposes to 33-1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives.

[diamond] The subadvisor follows a flexible investment program in looking for companies with above average capital appreciation potential. Fundamental equity research drives the process. The subadvisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The subadvisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the subadvisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.
          The series considers selling securities of issuers that no longer meet the subadvisor's investment criteria. The subadvisor's concentration in a relatively small number of companies may lead to an emphasis on particular industry sectors.

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield and total return, are:

[diamond] Equity Securities Investment Risk

[diamond] Non-Diversification Risk

[diamond] Foreign Investment Risk

[diamond] Growth Stock Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' total return performance during its first full calendar year.1 The table shows how the series' average annual total returns compare to those of a broad-based securities market index for that period. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
-13.16                          2000

1The series' average annual returns in this chart do not reflect the deductions of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 10.80% (quarter ended March 2000) and the lowest return for a quarter was -13.87% (quarter ended December 2000).

54 Phoenix-Morgan Stanley Focus Equity Series

---------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS                    LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)    1 YEAR    THE SERIES(3)
---------------------------------------------------------------
  Phoenix-Morgan Stanley Focus
  Equity Series                       -13.16%       -7.35%
---------------------------------------------------------------
  S&P 500 Index(4)                     -9.19%       -5.34%
---------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since December 15, 1999.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
                                                       0.85%
Management Fees

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         2.05%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5               2.90%
                                                       =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.00% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
---------------------------------------------------------------
                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Morgan
  Stanley Focus        $293       $898     $1,528     $3,223
  Equity Series
---------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Morgan Stanley Asset Management ("MSAM") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and MSAM in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Philip W. Friedman, William S. Auslander, and Jeffrey Alvino are the portfolio managers to the series. Messrs. Friedman and Auslander have shared primary responsibility for managing the series' assets since its inception. Mr. Alvino has shared primary responsibility for managing the series' assets since February 2001.

    PHILIP W. FRIEDMAN is a Managing Director of MSAM. Prior to joining MSAM in 1997, he was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa and Summa Cum Laude) in Economics. He also holds a Masters of Management from the J.L. Kellogg School of Management at Northwestern University.

    WILLIAM S. AUSLANDER is an Executive Director of MSAM and joined MSAM in 1995 as an equity analyst. Mr. Auslander graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University.

    JEFFREY ALVINO is an Executive Director of MSAM and joined MSAM in 1995. He received his B.S. from Lehigh University in Accounting. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant.

                                   Phoenix-Morgan Stanley Focus Equity Series 55

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                SIX MONTHS                FROM INCEPTION
                                                             ENDED 6/30/01     YEAR ENDED    12/15/99 TO
                                                               (UNAUDITED)       12/31/00       12/31/99
Net asset value, beginning of period                                 $9.22         $10.63         $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        (0.01)      (0.04)(5)             --
Net realized and unrealized gain (loss)                             (1.01)         (1.36)           0.63
TOTAL FROM INVESTMENT OPERATIONS                                    (1.02)         (1.40)           0.63
LESS DISTRIBUTIONS
Dividends from net investment income                                    --          --(4)             --
Dividends from net realized gains                                       --         (0.01)             --
In excess of net realized gains                                         --          --(4)             --
TOTAL DISTRIBUTIONS                                                     --         (0.01)             --
CHANGE IN NET ASSET VALUE                                           (1.02)         (1.41)           0.63
NET ASSET VALUE, END OF PERIOD                                       $8.20          $9.22         $10.63
Total return                                                      (11.08)%       (13.16)%       6.31%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                               $8,607         $7,155         $5,402
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                            1.00%(1)          1.00%       1.00%(1)
Net investment income (loss)                                    (0.27)%(1)        (0.34)%       0.39%(1)
Portfolio turnover rate                                             45%(1)            86%          2%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.50%, 2.90% and 8.11% for the periods ended June 30, 2001, December 31, 2000 and 1999, respectively.

(4) Amount is less than $0.01.

(5) Computed using average shares outstanding.

56 Phoenix-Morgan Stanley Focus Equity Series

PHOENIX-OAKHURST BALANCED SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Reasonable income, long-term capital growth and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a portfolio of common stocks and fixed income securities.

[diamond] Under normal circumstances, the series will invest at least 65% of its total assets in common stocks and fixed income securities.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in foreign and domestic companies of all sizes.

[diamond] The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt, convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

[diamond] At least 25% of assets will be invested in fixed income securities that are rated within the four highest rating categories. Fixed income securities in which the series may invest include: U.S. and foreign government securities, corporate bonds, municipals, and mortgage- and asset-backed securities.

[diamond] The advisor will use four criteria to select investments for the series: risk, income, capital enhancement, and protection of capital value. The advisor will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement.

[diamond] Fixed income securities are selected using a multi-sector approach.
          Holdings are shifted into sectors the advisor believes are undervalued and out of sectors the advisor determines are overvalued.

[diamond] The amount of series assets which may be invested in common stocks and fixed income securities is not fixed. The advisor may adjust the mix of investments based upon financial market and economic conditions.

[diamond] Up to 35% of the series' assets may be invested in "junk bonds." The actual percentage of junk bonds held in the portfolio will be determined by the advisor. If, in the advisor's opinion, market conditions warrant, the series may increase its holdings of junk bonds subject to the 35% limit.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk
[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk
[diamond] Junk Bond Investment Risk


[diamond] Mortgage-Backed and Asset-Backed Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Unrated Securities Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

                                             Phoenix-Oakhurst Balanced Series 57

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Balanced Series. The bar chart shows changes in the series' annual performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
     8.57                            1993
    -2.80                            1994
    23.28                            1995
    10.56                            1996
    17.93                            1997
    19.01                            1998
    11.57                            1999
      .51                            2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 13.56% (quarter ended December 1998) and the lowest return for a quarter was -5.21% (quarter ended September 1998).
-------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED                            LIFE OF
  6/30/01)(2)                 1 YEAR    5 YEARS   THE SERIES(3)
-------------------------------------------------------------
  Phoenix-Oakhurst Balanced      .51%    11.72%    11.06%
  Series
-------------------------------------------------------------
  Balanced Benchmark(4)          -.50%   13.12%    12.43%
-------------------------------------------------------------
  S&P 500 Index(5)              -9.19%   18.42%    16.74%
-------------------------------------------------------------
  Lehman Brothers Aggregate
  Bond Index(6)                 11.63%    6.46%     7.45%
-------------------------------------------------------------
  Salomon Brothers Treasury
  Bill Index(7)                  5.97%    5.25%     4.79%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since May 1, 1992.

(4) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bills return and is produced by Frank Russell Company. The index is not available for direct investment and includes net dividends reinvested.

(5) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

(6) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

(7) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)
                                                      0.55%
Management Fees

Distribution [and/or Service] (12b-1) Fees             None
Other Expenses                                        0.15%
                                                      -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES               0.70%
                                                      =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
--------------------------------------------------------------
                        1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------------------------------------------
  Phoenix-Oakhurst
  Balanced Series        $72      $224      $390      $871
--------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of equity professionals and a team of fixed income professionals.

58 Phoenix-Oakhurst Balanced Series

FINANCIAL HIGHLIGHTS


    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                               SIX MONTHS
                                              ENDED 6/30/01             YEAR ENDED DECEMBER 31,
                                                (UNAUDITED)         2000       1999         1998        1997       1996

Net asset value, beginning of period                 $12.60       $14.44     $13.74       $12.26      $12.06     $12.30
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.18         0.41       0.34         0.33        0.38       0.36
Net realized and unrealized gain (loss)                0.17       (0.33)       1.22         1.94        1.73       0.89
TOTAL FROM INVESTMENT OPERATIONS                       0.35         0.08       1.56         2.27        2.11       1.25
LESS DISTRIBUTIONS
Dividends from net investment income                 (0.19)       (0.40)     (0.34)       (0.32)      (0.40)     (0.35)
Dividends from net realized gains                    (0.25)       (1.52)     (0.52)       (0.47)      (1.51)     (1.14)
TOTAL DISTRIBUTIONS                                  (0.44)       (1.92)     (0.86)       (0.79)      (1.91)     (1.49)
CHANGE IN NET ASSET VALUE                            (0.09)       (1.84)       0.70         1.48        0.20     (0.24)
NET ASSET VALUE, END OF PERIOD                       $12.51       $12.60     $14.44       $13.74      $12.26     $12.06
Total return                                       2.79%(4)        0.51%     11.57%       19.01%      17.93%     10.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $251,466     $252,905   $293,915     $280,056    $231,180   $204,285
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses                           0.70%(1)(2)(3)        0.70%      0.70%        0.68%       0.71%      0.68%
Net investment income                              2.80%(3)        2.84%      2.43%        2.58%       2.92%      2.93%
Portfolio turnover rate                              30%(4)          56%        61%         110%        181%       229%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.72% for the period ended June 30, 2001.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) Annualized.

(4) Not annualized.

                                             Phoenix-Oakhurst Balanced Series 59

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks.
          Under normal circumstances, the series will invest at least 65% of its total assets in equity securities.

[diamond] The series invests in a diversified portfolio of securities of primarily U.S. companies. The series is designed to invest in equity securities. Under normal circumstances, the series intends to be "fully invested" and will attempt to limit its holdings of cash and short-term investments to not more than 2% of its assets.

[diamond] The series seeks to outperform the S&P 500 in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the series may outperform the S&P 500 but still have a negative return. In that case the value of shares would likely decline rather than increase. The series may also fail to outperform the S&P 500.

[diamond] The advisor uses a quantitative value strategy to pursue its investment objective. Quantitative value involves selecting securities primarily from the equity securities of the 1,500 largest companies traded in the United States, based on market capitalization. The advisor seeks a desired balance of risk and return potential, including a targeted yield exceeding the yield of the S&P 500 Index. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals. While the advisor's strategy tends to concentrate its investment selections in larger issuers, the series may invest in securities of issuers of any size.

[diamond] The series may also invest in other equity securities, including preferred stock, securities that can be converted into common stock or preferred stock and warrants and rights to purchase common stock or preferred stock.

[diamond] The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

[diamond] The series may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances, the series will not invest more than 10% of its total assets in securities of foreign issuers.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk
[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

60 Phoenix-Oakhurst Growth and Income Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Growth and Income Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
     17.00                           1999
     -6.61                           2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 12.64% (quarter ended December 1999) and the lowest return for a quarter was -6.34% (quarter ended December 2000).
-----------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS       1 YEAR     LIFE OF
  (FOR THE PERIOD ENDED 6/30/01)(2)           THE SERIES(3)
-----------------------------------------------------------
  Phoenix-Oakhurst Growth & Income   -6.61%      10.17%
  Series
-----------------------------------------------------------
  S&P 500 Index(4)                   -9.19%      9.97%
-----------------------------------------------------------
(2) The series' average annual return in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
                                                      0.70%
Management Fees

Distribution [and/or Service] (12b-1) Fees             None

Other Expenses                                        0.24%
                                                      -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES(5)            0.94%
                                                      =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series operating expenses after reimbursement were .85% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
-------------------------------------------------------------
                        1 YEAR   3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------
  Phoenix-Oakhurst
  Growth and Income      $96      $300     $520     $1,155
  Series
-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Steven L. Colton is the portfolio manager for and Dong Zhang is a member of the team that manages the series.

    STEVEN L. COLTON is the portfolio manager and is primarily responsible for the day-to-day operation of the series. Mr. Colton joined PIC in June 1997. Previously, Mr. Colton was portfolio manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through
May 30, 1997.

    DONG ZHANG joined PIC in ____. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

                                    Phoenix-Oakhurst Growth and Income Series 61

 FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                             YEAR ENDED
                                                         SIX MONTHS          DECEMBER 31,            FROM
                                                         ENDED 6/30/01                              INCEPTION
                                                          (UNAUDITED)                              3/2/98 TO
                                                                              2000         1999     12/31/98

Net asset value, beginning of period                           $12.52       $13.53       $11.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                     0.04         0.07         0.07         0.05
Net realized and unrealized gain (loss)                        (0.37)       (0.96)         1.97         1.99
TOTAL FROM INVESTMENT OPERATIONS                               (0.33)       (0.89)         2.04         2.04
LESS DISTRIBUTIONS
Dividends from net investment income                           (0.02)       (0.07)       (0.07)       (0.05)
Dividends from net realized gains                              (0.03)       (0.05)       (0.11)           --
In excess of net realized gains                                    --        --(4)       (0.05)           --
Tax return of capital                                              --        --          (0.27)           --
TOTAL DISTRIBUTIONS                                            (0.05)       (0.12)       (0.50)       (0.05)
CHANGE IN NET ASSET VALUE                                      (0.38)       (1.01)         1.54         1.99
NET ASSET VALUE, END OF PERIOD                                 $12.14       $12.52       $13.53       $11.99
Total return                                               (2.69)%(2)      (6.61)%       17.00%    20.45%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $119,017     $112,489     $101,834      $41,860
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                       0.85%(1)        0.85%        0.85%     0.85%(1)
Net investment income                                        0.64%(1)        0.54%        0.71%     1.02%(1)
Portfolio turnover rate                                        12%(2)          53%          52%       81%(2)

(1) Annualized.

(2 )Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.93%, 0.94%, 1.01% and 1.46% for the periods ended June 30, 2001, December 31, 2000, 1999 and 1998, respectively.

(4) Amount is less than $0.01.

62 Phoenix-Oakhurst Growth and Income Series

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    High total return over an extended period of time consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The advisor will allocate investments of the series among three market segments - stock, bond and money market. The types of securities in each of these three market segments in which the series will invest are listed in the Statement of Additional Information.

[diamond] The advisor will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

[diamond] The advisor may invest 0-100% in any one market segment.

[diamond] Investments in the stock segment will be for the purpose of attempting to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income.

[diamond] Investments in the bond segment will be for the purpose of attempting to achieve as high a total rate of return on a annual basis as is considered consistent with the preservation of capital values and may include investments in high risk fixed income securities (commonly referred to as "junk bonds").

[diamond] Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

[diamond] In order to achieve the series investment objective, the timing and amounts of purchases and sales of particular securities and particular types of securities (i.e., common stock, debt, money market) will be of significance. The series intends to use active trading as a means of managing the portfolio to achieve its investment objective. Active trading is used primarily in anticipation of, or in response to, market developments or to take advantage of yield disparities. Active trading may increase trading costs and affect the series' performance.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Market-Timing Risk

[diamond] Derivative Investment Risk

[diamond] Portfolio Turnover Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Thematic or Strategic Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Oakhurst Strategic Allocation Series. The bar chart shows changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
    29.24                            1991
    10.67                            1992
    11.03                            1993
    -1.45                            1994
    18.22                            1995
     9.05                            1996
    20.73                            1997
    20.79                            1998
    11.26                            1999
      .58                            2000

(1) The series' average total returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 16.00% (quarter ended December 1998) and the lowest return for a quarter was -5.52% (quarter ended September 1998).

                                 Phoenix-Oakhurst Strategic Allocation Series 63

----------------------------------------------------------------------------
 AVERAGE ANNUAL
 TOTAL RETURNS
(FOR THE PERIOD                                                 LIFE OF
 ENDED 6/30/01)(2)          1 YEAR     5 YEARS    10 YEARS     THE SERIES(3)
----------------------------------------------------------------------------
 Phoenix-Oakhurst
 Strategic                  .58%      12.22%      12.66%        12.68%
 Allocation Series
----------------------------------------------------------------------------
 Balanced Benchmark(4)     -.50%      13.12%      13.02%        13.42%
----------------------------------------------------------------------------
 Lipper Analytical
 Services Flexible         -.64%      11.40%      12.05%          N/A
 Portfolio Index(5)
----------------------------------------------------------------------------
 S&P 500 Index(6)         -9.19%      18.42%      17.50%        16.73%
----------------------------------------------------------------------------
 Lehman Brothers
 Aggregate Bond           11.63%       6.46%      7.96%          9.70%
 Index(7)
----------------------------------------------------------------------------
 Salomon Brothers
 Treasury Bill             5.97%       5.25%      4.86%          5.78%
  Index(8)
----------------------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since September 28, 1984.

(4) The Balanced Benchmark is calculated based upon the performance of the following indexes: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company and includes net dividends reinvested.

(5) The Lipper Analytical Services Portfolio Index is an average of the largest mutual funds within the flexible portfolio category and includes net dividends reinvested.

(6) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

(7) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance. The index is not available for direct investment.

(8) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)
                                                   0.58%
Management Fees

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses                                     0.12%
                                                   -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES            0.70%
                                                   =====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
------------------------------------------------------------
                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
------------------------------------------------------------
  Phoenix-Oakhurst
  Strategic              $72     $224     $390      $871
  Allocation Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decisions for the series are made by a team of equity investment professionals and a team of fixed income investment professionals.

64 Phoenix-Oakhurst Strategic Allocation Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). T his information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                    SIX MONTHS
                                                         ENDED
                                                       6/30/01                 YEAR ENDED DECEMBER 31,
                                                     (UNAUDITED)    2000      1999         1998         1997       1996

Net asset value, beginning of period                    $14.25     $16.18    $15.65       $14.12       $13.65     $13.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                              0.19       0.44      0.36         0.29         0.32       0.32
Net realized and unrealized gain (loss)                   0.08     (0.33)      1.36         2.57         2.46       0.91
TOTAL FROM INVESTMENT OPERATIONS                          0.27       0.11      1.72         2.86         2.78       1.23
LESS DISTRIBUTIONS
Dividends from net investment income                    (0.17)     (0.43)    (0.36)       (0.28)       (0.33)     (0.31)
Dividends from net realized gains                       (0.23)     (1.61)    (0.83)       (1.05)       (1.98)     (0.90)
TOTAL DISTRIBUTIONS                                     (0.40)     (2.04)    (1.19)       (1.33)       (2.31)     (1.21)
CHANGE IN NET ASSET VALUE                               (0.13)     (1.93)      0.53         1.53         0.47       0.02
NET ASSET VALUE, END OF PERIOD                          $14.12     $14.25    $16.18       $15.65       $14.12     $13.65
Total return                                          1.97%(2)      0.58%    11.26%       20.79%       20.73%      9.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $399,945   $414,013  $476,709     $480,897     $429,002   $374,244
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses                                 0.73%(1)(3)      0.70%     0.70%        0.68%        0.71%      0.70%
Net investment income                                 2.68%(1)      2.65%     2.21%        1.97%        2.09%      2.26%
Portfolio turnover rate                                 28%(2)        60%       65%         139%         368%       287%

(1) Annualized.

(2 )Not annualized.

(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.72%.

                                 Phoenix-Oakhurst Strategic Allocation Series 65

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
    Long-term capital growth through investment in equity securities of foreign and U.S. companies.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series invests in a diversified portfolio of securities of foreign and U.S. issuers in various economic sectors. The series may invest in any region of the world, but will invest primarily in equity securities of companies in major developed nations in Europe, the Far East, Australia, and Canada, and in U.S. companies. The advisor will use a value-oriented approach to stock selection.

[diamond] The series will invest primarily in common stocks, but may also invest in convertible securities, preferred stock, and warrants of foreign issuers, including sponsored or unsponsored American Depositary Receipts and Global Depositary Receipts.

[diamond] Although the series intends to invest primarily in established companies, the series may invest in securities of issuers of any size, in countries with developed markets and countries with emerging markets. The series seeks to outperform the foreign stock markets.

[diamond] The series will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the series to the equity markets.

[diamond] The series may invest up to 10% of its assets in shares of other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in any particular country would be too small.

[diamond] The series seeks to outperform the foreign stock markets.


[diamond] In order to hedge a portion of the currency risk, the series will generally invest in foreign currency futures contracts or foreign currency forward contracts with terms up to one year. The series will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk


[diamond] Foreign Investment Risk
          o   Foreign Currency Risk

[diamond] Value Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence only since November 20, 2000 and thus has not had an annual return for one full calendar year.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                    0.90%

Distribution [and/or Service] (12b-1) Fees          None

Other Expenses(1,2)                                4.51%
                                                   -----

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1,2)       5.41%
                                                   =====

(1) The series' investment advisor has agree to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Estimated total series' operating expenses after reimbursement were 1.05% for the year ended December 31, 2000.

(2) Other expenses and total annual series' operating expenses are based on estimated annualized expenses without reimbursements which were incurred in the period ending December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

------------------------------------------------------------
                                      1 YEAR     3 YEARS
------------------------------------------------------------
 Phoenix-Sanford Bernstein             $540       $1,613
 Global Value Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment

66 Phoenix-Sanford Bernstein Global Value Series

Research and Management Unit ("Alliance"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision-making responsibility rests with Alliance's Global Value Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                         FROM INCEPTION
                                                                     SIX MONTHS ENDED       11/20/00 TO
                                                                  6/30/01 (UNAUDITED)          12/31/00

Net asset value, beginning of period                                           $10.42            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                     0.08              0.02
Net realized and unrealized gain (loss)                                        (0.36)              0.41
TOTAL FROM INVESTMENT OPERATIONS                                               (0.28)              0.43
LESS DISTRIBUTIONS
Dividends from net investment income                                           (0.01)            (0.01)
In excess of net investment income                                                 --             --(4)
TOTAL DISTRIBUTIONS                                                            (0.01)            (0.01)
CHANGE IN NET ASSET VALUE.                                                     (0.29)              0.42
NET ASSET VALUE, END OF PERIOD                                                 $10.13            $10.42
Total return                                                               (2.73)%(2)          4.35%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                          $8,008            $7,687
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses(3)                                                        1.05%(1)          1.05%(1)
Net investment income                                                        1.37%(1)          1.12%(1)
Portfolio turnover                                                             15%(2)             0%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.19% and 5.41% for the periods ended June 30, 2001 and December 31, 2000, respectively.

(4) Amount is less than $0.01.

                                Phoenix-Sanford Bernstein Global Value Series 67

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
--------------------------------------------------------------------------------
    (formerly, "Phoenix-Schafer Mid-Cap Value Series")

INVESTMENT OBJECTIVE
    Long-term capital appreciation. Current income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in securities that the subadvisor believes offer the possibility of increase in value.

[diamond] Investments will primarily be in common stocks of established companies having:

          o a strong financial position;
          o price/earnings ratio below major market indexes, such as the S&P 500;
          o an above average prospective earnings (relative to price) and dividend growth rate; and
          o total market capitalization between $1.0 billion and $7.5 billion.

[diamond] Once a security is purchased, the series will generally hold it until it no longer meets the financial or valuation criteria.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest up to 20% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

 [diamond] Equity Securities Investment Risk

 [diamond] Smaller Market Capitalization Risk

 [diamond] Value Investing Risk

 [diamond] Foreign Investment Risk
           o Emerging Market Investment Risk
           o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Sanford Bernstein Mid-Cap Value Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
     -10.28                         1999
      16.89                         2000

(1) The series' average annual return in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 10.71% (quarter ended September 2000) and the lowest return for a quarter was -15.6% (quarter ended September 1999).
-------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
 (FOR THE PERIOD ENDED 6/30/01)(2)      1 YEAR  THE SERIES(3)
-------------------------------------------------------------
 Phoenix-Sanford Bernstein Mid-Cap      16.89%    -2.55%
 Value Series
-------------------------------------------------------------
 S&P 500 Index(4)                       -9.19%     9.97%
-------------------------------------------------------------

(2) The series' average returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

68 Phoenix-Sanford Bernstein Mid-Cap Value Series

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        1.05%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         1.34%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES4               2.39%
                                                       =====

(4) The series' investment advisor has agree to reimburse through December 31, 2001, the series expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Actual total series' operating expenses after reimbursement were 1.20% for the year ended December 31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

-------------------------------------------------------------
                        1 YEAR  3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------
 Phoenix-Sanford
 Bernstein Mid-Cap       $242     $745    $1,275    $2,726
 Value Series
-------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Alliance"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. Prior to October 2, 2000, Schafer Capital Management, Inc served as subadvisor to the series. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision- making responsibility rests with Alliance's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Alliance's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.

                                     Phoenix-Sanford Bernstein Mid-Cap Series 69

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                              SIX MONTHS         YEAR ENDED                    FROM
                                                                   ENDED         DECEMBER 31,               INCEPTION
                                                                 6/30/01                                   3/2/98 TO
                                                             (UNAUDITED)          2000          1999        12/31/98

Net asset value, beginning of period                               $9.07         $7.82         $8.84          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        0.07          0.06          0.11         0.03(4)
Net realized and unrealized gain (loss)                             1.02          1.25        (1.02)          (1.16)
TOTAL FROM INVESTMENT OPERATIONS                                    1.09          1.31        (0.91)          (1.13)
LESS DISTRIBUTIONS
Dividends from net investment income                              (0.05)        (0.06)        (0.11)          (0.03)
TOTAL DISTRIBUTIONS                                               (0.05)        (0.06)        (0.11)          (0.03)
CHANGE IN NET ASSET VALUE                                           1.04          1.25        (1.02)          (1.16)
NET ASSET VALUE, END OF PERIOD                                    $10.11         $9.07         $7.82           $8.84
Total return                                                   12.04%(2)        16.89%      (10.28)%     (11.37)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $29,170       $14,758        $8,635          $7,896
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                          1.20%(1)      1.20%(5)         1.20%        1.20%(1)
Net investment income.                                          1.83%(1)         0.95%         1.40%        0.52%(1)
Portfolio turnover rate                                           13%(2)          128%           29%          21%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including custody credits) would have been 1.73%, 2.39%, 2.58% and 2.77% for the periods ended June 30, 2001, December 31, 2000, 1999 and 1998, respectively.

(4) Computed using average shares outstanding.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


70 Phoenix-Sanford Bernstein Mid-Cap Value Series

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Current Income is a secondary investment objective.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks with favorable prospects for capital appreciation. The subadvisor will use a value-oriented approach to stock selection.

[diamond] The series will invest in the stock of companies whose current market prices do not appear to adequately reflect their underlying value, measured by price/book and price/earnings ratios or dividend yield, as determined through in-depth research carried out by the subadvisor.

[diamond] The series will generally invest in 80-100 stocks diversified over 30 industries that have been targeted as having a potential high anticipated return relative to risk.

[diamond] The subadvisor will monitor earnings-estimate revisions and tends to delay purchase while negative revisions are being reflected in the market. A security generally will be sold when the subadvisor determines it no longer ranks in the top of half of the subadvisor's choices based on valuation and risk criteria. Sale of a stock that has reached the market target may be delayed when earnings expectations are rising.

[diamond] The subadvisor chooses the stocks by screening 2,000 stocks to identify the most attractive classic value measures. The subadvisor will work to reduce volatility by subjecting the securities to reliability tests and will assess the riskiness by evaluating sector concentration, company size, leverage, and degree of undervaluation.

[diamond] The series may invest in convertible securities.

[diamond] The series may invest in securities of foreign issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Value Investing Risk

[diamond] Foreign Investment Risk
          o Emerging Market Investment Risk
          o Foreign Currency Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

CALENDAR YEAR ANNUAL TOTAL RETURN
    The series has been in existence since November 20, 2000 and thus has not had an annual return for one full calendar year.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                        1.05%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses(1,2)                                   12.47%

TOTAL ANNUAL SERIES' OPERATING EXPENSES(1,2)          13.52%
                                                      ======

(1) The series' investment advisor has agree to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent that such expenses exceed 0.15% of the series' average net assets. Estimated total series' operating expenses after reimbursement were 1.20% for the year ended December 31, 2000.

(2) Other expenses and total annual series' operating expenses are based on estimated annualized expenses without reimbursements which were incurred in the period ending December 31, 2000.

                             Phoenix-Sanford Bernstein Small-Cap Value Series 71

EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
------------------------------------------------------------
                                          1 YEAR   3 YEARS
------------------------------------------------------------
 Phoenix-Sanford Bernstein
 Small-Cap Value Series                   $1,294   $3,562
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the series. Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Alliance"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment decision-making responsibility rests with Alliance's Small/Mid-Cap Equity Investment Policy Group, which includes the firm's chief investment officer and other senior investment and research professionals for its value-oriented equity services. Day-to-day management of the series' portfolio will be overseen by Alliance's Director of Research and Chief Investment Officer for Small/Mid-Cap Value Equities.

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                     SIX MONTHS                FROM
                                                                                          ENDED           INCEPTION
                                                                                        6/30/01         11/20/00 TO
                                                                                    (UNAUDITED)            12/31/00

Net asset value, beginning of period                                                     $10.62              $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                               0.04                0.03
Net realized and unrealized gain                                                           1.37                0.62
TOTAL FROM INVESTMENT OPERATIONS                                                           1.41                0.65
LESS DISTRIBUTIONS
Dividends from net investment income                                                         --              (0.03)
In excess of net investment income                                                           --               --(4)
TOTAL DISTRIBUTIONS                                                                          --              (0.03)
CHANGE IN NET ASSET VALUE                                                                  1.41                0.62
NET ASSET VALUE, END OF PERIOD                                                           $12.03              $10.62
Total return                                                                          13.33%(2)            6.44%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                                    $9,703              $2,692
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                                              1.20%(1)(5)            1.20%(1)
Net investment income (loss)                                                           1.17%(1)            2.71%(1)
Portfolio turnover                                                                        9%(2)               1%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.97% and 13.52% for the periods ended June 30, 2001 and December 31, 2000, respectively.

(4) Amount is less than $0.01.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

72 Phoenix-Sanford Bernstein Small-Cap Value Series

PHOENIX-SENECA MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Capital appreciation. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest in equity securities, primarily common stocks of growth companies. Under normal circumstances the series will invest at least 65% of its total assets in companies with market capitalizations between $500 million and $10 billion. The series may at times have significant investments in companies with higher or lower market capitalizations.


[diamond] The subadvisor manages the investments of the series by selecting securities of companies that meet certain fundamental standards and that the subadvisor believes have the market potential for above average market appreciation. In evaluating companies' potential for market appreciation, the subadvisor seeks companies that it believes will demonstrate greater long-term earnings growth than the average company included in the S&P Midcap 400 Index. The strategy is based on the subadvisor's view that growth in a company's earnings will correlate with growth in the price of its stock.


[diamond] The subadvisor seeks to identify companies that have the most attractive earnings prospects and favorable valuations, regardless of the size of the company. Generally, however, a portion of the series' portfolio will be invested in large, well-known companies that have established histories of profitability and/or dividend payment.

[diamond] Although the series stresses long-term earnings growth potential, the subadvisor may buy securities in anticipation of short-term price gains. This practice may increase the series' overall trading volume, especially if prices do not rise as expected. Frequent and active trading may increase transaction costs for the series, which may affect the series' performance.

[diamond] The series may invest in preferred stocks, warrants and debt instruments, including bonds convertible into common stocks.

[diamond] The series may invest up to 35% of its net assets in debt instruments, including below investment grade bonds (so called "junk bonds") and bonds convertible into common stocks.

[diamond] The series may invest up to 20% of its assets in securities of foreign
         (non-U.S.) issuers. Foreign investment will be primarily through American Depository Receipts ("ADRs").

PRINCIPAL RISKS

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:


[diamond] Equity Securities Investment Risk

[diamond] Growth Stock Investment Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Anticipating Short-Term Price Gains Risk

[diamond] Fixed Income Securities Investment Risk
          o Interest Rate Risk
          o Credit Risk

[diamond] Foreign Investment Risk
          o Foreign Currency Risk

[diamond] Junk Bond Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.

                                          Phoenix-Seneca Mid-Cap Value Series 73

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Mid-Cap Growth Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns for one year and the life of the series compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
     45.62                          1999
     13.75                          2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 44.87% (quarter ended December 1999) and the lowest return for a quarter was -15.05% (quarter ended December 2000).

--------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS           1 YEAR    LIFE OF
 (FOR THE PERIOD ENDED 6/30/01)(2)               THE SERIES(3)
--------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series    13.75%    28.06%
--------------------------------------------------------------
 S&P Mid-Cap 400 Index(4)                17.51%    15.75%
--------------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since March 2, 1998.

(4) The S&P Mid-Cap 400 Index is an unmanaged, but commonly used measure of total return performance of mid-capitalization companies which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        0.80%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                         0.39%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES5               1.19%
                                                       =====

(5) The series' investment advisor has agreed to reimburse through December 31, 2001, the series' operating expenses other than the management fees to the extent that such expenses exceed 0.25%. Actual total series' operating expenses after reimbursement were 1.05% for the year ended December
    31, 2000.

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Mid-Cap Growth       $121      $378      $654     $1,443
 Series
------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Seneca Capital Management LLC ("Seneca") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.

    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Growth Fund of Phoenix Strategic Equity Series Fund. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Growth Fund of Phoenix


74 Phoenix-Seneca Mid-Cap Growth Series

Strategic Equity Series Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989.


FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                       SIX MONTHS           YEAR ENDED               FROM
                                                            ENDED           DECEMBER 31,             INCEPTION
                                                          6/30/01                                    3/2/98 TO
                                                      (UNAUDITED)         2000           1999         12/31/98

Net asset value, beginning of period                       $17.90       $17.28         $12.16           $10.00
INCOME FROM INVESTMENT OPERATIONS (5)
Net investment income (loss)                               (0.03)    (0.06)(4)          --(4)          0.01(4)
Net realized and unrealized gain (loss)                    (2.30)         2.51           5.54             2.16
TOTAL FROM INVESTMENT OPERATIONS                           (2.33)         2.45           5.54             2.17
LESS DISTRIBUTIONS
Dividends from net investment income                           --           --             --           (0.01)
Dividends from net realized gains                              --       (1.08)         (0.42)               --
In excess of net realized gains                                --       (0.75)             --               --
TOTAL DISTRIBUTIONS                                          0.00       (1.83)         (0.42)           (0.01)
CHANGE IN NET ASSET VALUE                                  (2.33)         0.62           5.12             2.16
NET ASSET VALUE, END OF PERIOD                             $15.57       $17.90         $17.28           $12.16
Total return                                          (13.01)%(2)       13.75%         45.62%        21.75%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $73,776      $71,015        $21,857           $7,897
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                1.05%(1)(6)        1.05%          1.05%         1.05%(1)
Net investment income (loss)                           (0.45)%(1)      (0.28)%        (0.33)%         0.15%(1)
Portfolio turnover rate                                    51%(2)          97%           169%          127%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.08%, 1.19%, 2.04% and 2.82% for the periods ended June 30, 2001, December 31, 2000, 1999 and 1998, respectively.

(4) Computed using average shares outstanding.

(5) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                         Phoenix-Seneca Mid-Cap Growth Series 75

PHOENIX-SENECA STRATEGIC THEME SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    Long-term capital appreciation through investing in securities of companies benefiting from long-term trends present in the United States and abroad.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series will invest primarily in common stocks of companies the subadvisor believes to have substantial potential for capital growth by being well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide.

[diamond] In determining when and whether to invest in particular industries, the subadvisor will establish strategic investment themes (major changes affecting markets for a prolonged periods of time) and tactical investment themes (focused, short-term).

[diamond] Investment themes shall generally reflect trends which appear likely to drive stocks with similar technologies and products or which embody broad social, economic, political and technological considerations; offer substantial appreciation potential; present a visionary idea or creative solution; and exhibit some independence from economic cycles. The subadvisor may change investment themes once it has determined that an investment theme has become saturated or fully exploited. The subadvisor may pursue one or more investment themes at any time.

[diamond] The subadvisor will seek to identify those companies which, in addition to being considered well positioned to benefit from investment themes identified, also have good financial resources; provide satisfactory return on capital; have enhanced industry position; and have demonstrated superior management skills.

[diamond] Examples of thematic investing would include investing in oil and gas exploration companies during the "energy shortage" years of the late 1970s, owning companies benefiting from the lower inflation trends during the early 1980s, investing in companies acquiring cellular franchises in the late 1980s and technology companies during the 1990s.

[diamond] The series will not invest more than 25% of its total assets in any one industry or group of related industries.

[diamond] The series may invest in preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures.

[diamond] The series may invest up to 35% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

[diamond] The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

PRINCIPAL RISKS
    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return are:

[diamond] Equity Securities Investment Risk

[diamond] Foreign Investment Risk

          o Emerging Market Investment Risk
          o Foreign Currency Risk

[diamond] Reduced Diversification Risk

[diamond] Smaller Market Capitalization Risk

[diamond] Thematic or Strategic Investing Risk

    Please see "Description of Principal Risks" for a description of each of these risks.


CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the Phoenix-Seneca Strategic Theme Series. The bar chart shows changes in the series' performance from year to year over the life of the series.1 The table shows how the series' average annual returns compare to those of a broad-based securities market index. The series' past performance is not necessarily an indication of how the series will perform in the future.
 [GRAPHIC OMITTED]

ANNUAL RETURN %                 CALENDAR YEAR
     17.16                            1997
     44.69                            1998
     54.98                            1999
    -11.46                            2000

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the period shown in the chart, the highest return for a quarter was 37.46% (quarter ended December 1998) and the lowest return for a quarter was -25.96% (quarter ended December 2000).

76 Phoenix-Seneca Strategic Theme Series

-------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS                     LIFE OF
 (FOR THE PERIODS ENDED 6/30/01)(2)   1 YEAR    THE SERIES(3)
-------------------------------------------------------------
 Phoenix-Seneca Strategic             -11.46%     21.09%
 Theme Series
-------------------------------------------------------------
 S&P Midcap 400 Index(4)               17.51%     20.86%
-------------------------------------------------------------
 S&P 500 Index(5)                      -9.19%     18.38%
-------------------------------------------------------------

(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) Since January 29, 1996.

(4) The S&P Midcap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion which includes net dividends reinvested.

(5) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

SERIES' EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM SERIES' ASSETS)

Management Fees                                        0.75%

Distribution [and/or Service]                           None
(12b-1) Fees

Other Expenses                                         0.17%
                                                       -----
TOTAL ANNUAL SERIES' OPERATING EXPENSES                0.92%
                                                       =====
EXAMPLE

    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:
------------------------------------------------------------
                      1 YEAR  3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------
 Phoenix-Seneca
 Strategic Theme       $94      $293     $509     $1,131
 Series
------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR AND SUBADVISOR
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the series. Seneca Capital Management LLC ("Seneca") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PIC and Seneca in the "Management of the Fund" section of this prospectus.

PORTFOLIO MANAGEMENT
    Investment and trading decisions for the series are made by a team of managers and analysts headed by two team leaders, Gail P. Seneca and Richard D. Little. The team leaders are primarily responsible for the day-to-day decisions.

    GAIL P. SENECA is a team leader for the series. Since January 1998, Ms. Seneca also has served as co-manager of Phoenix-Seneca Growth Fund of Phoenix Strategic Equity Series Fund. Ms. Seneca has been the Chief Executive and Investment Officer of Seneca or GMG/Seneca since November 1989.

    RICHARD D. LITTLE is the other team leader for the series. Since January 1998, Mr. Little has served as co-manager of Phoenix-Seneca Growth Fund of Phoenix Strategic Equity Series Fund. Mr. Little has been Director of Equities with Seneca or GMG/Seneca since December 1989.

                                        Phoenix-Seneca Strategic Theme Series 77

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the period of the series' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                    SIX MONTHS                                                             FROM
                                                         ENDED                                                        INCEPTION
                                                       6/30/01             YEAR ENDED DECEMBER 31,                   1/29/96 TO
                                                     UNAUDITED         2000        1999         1998        1997       12/31/96

Net asset value, beginning of period                    $15.52       $20.21      $15.40       $11.32      $10.98         $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                            (0.02)    (0.07)(4)          --         0.01        0.05           0.04
Net realized and unrealized gain (loss)                 (2.00)       (2.20)        8.19         5.03        1.82           0.99
TOTAL FROM INVESTMENT OPERATIONS                        (2.02)       (2.27)        8.19         5.04        1.87           1.03
LESS DISTRIBUTIONS
Dividends from net investment income                        --           --          --       (0.01)      (0.05)         (0.04)
Dividends from net realized gains                       (0.36)       (2.40)      (2.36)       (0.95)      (1.16)             --
In excess of net realized gains                             --       (0.02)      (0.55)           --      (0.31)             --
Tax return of capital                                       --           --      (0.47)           --      (0.01)         (0.01)
TOTAL DISTRIBUTIONS                                     (0.36)       (2.42)      (3.38)       (0.96)      (1.53)         (0.05)
CHANGE IN NET ASSET VALUE                               (2.38)       (4.69)        4.81         4.08        0.34           0.98
NET ASSET VALUE, END OF PERIOD                          $13.14       $15.52      $20.21       $15.40      $11.32         $10.98
Total return                                       (13.02)%(2)     (11.46)%      54.98%       44.69%      17.16%      10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $175,338     $203,517    $177,351      $75,098     $47,620        $25,972
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                             0.96%(1)(5)        0.92%       0.97%        0.99%       1.00%       1.00%(1)
Net investment income (loss)                        (0.26)%(1)      (0.32)%     (0.18)%      (0.01)%       0.42%       0.64%(1)
Portfolio turnover rate                                 79%(2)         118%        150%         364%        642%        391%(2)

(1) Annualized.

(2) Not annualized.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14%, and 1.28% for the periods ended December 31, 1997 and 1996, respectively.

(4) Computed using average shares outstanding.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

78 Phoenix-Seneca Strategic Theme Series

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    Information about each series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that some or all of the series use, arranged in alphabetical order.

    Where all series may engage in the strategy, this is indicated next to the caption. Where a small number of series use the strategy, these series are identified. Where many but not all of the series use this strategy, you should refer to individual series descriptions to see if a particular series uses the strategy.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information.

CONVERTIBLE SECURITIES
    Some of the series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

EQUITY EQUIVALENT INVESTMENTS
    The Phoenix-Deutsche Dow 30 Series and the Phoenix-Deutsche Nasdaq-100 Index(R) Series may invest in Equity Equivalents. Equity equivalents include stock index futures contracts and publicly-traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity Equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the index.

ILLIQUID SECURITIES (ALL SERIES)
    All of the series may invest up to 15% of their assets in illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Securities owned by the series that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make illiquid investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the series.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES (ALL SERIES)
    Each of the series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The Phoenix-Aberdeen International Series and Phoenix-Aberdeen New Asia Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the series otherwise would not be able to invest or where the size of a series investment in a particular country would be too small.

    Each of the series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

JUNK BONDS
    Many of the series may invest in high-yield, high-risk securities, which are often referred to as "junk bonds." Junk bonds are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. These bonds are further described in "Description of Principal Risks" under the caption "Junk Bond Investment Risk."

LENDING OF PORTFOLIO SECURITIES (ALL SERIES)
    A series' portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a series' subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LEVERAGING (BORROWING) (ALL SERIES)
    The advisor or subadvisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs

                                                 The Phoenix Edge Series Fund 79
and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When a series borrows money or otherwise leverages its portfolio, the value of an investment in that series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

REPURCHASE AGREEMENTS (ALL SERIES)
    All of the series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

DERIVATIVES (ALL SERIES)
    All of the series may, but need not, enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index, or rate), such as futures and options on securities, securities indexes, other financial instruments or currencies, options on these futures, forward contracts, and swaps to hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in securities market prices, interest rates or currencies. The series may also use derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies. Some of the series may also use derivative transactions for certain nonhedging purposes, such as seeking to enhance returns.


SECURITIES LENDING (ALL SERIES)
    The series may lend portfolio securities to financial institutions to increase investment return. When the series lends portfolio securities they run the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS (ALL SERIES)
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments. As a result, the series may not achieve its investment objective.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS (ALL SERIES)
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The principal risks applicable to each series are set forth in the individual series description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for each series at the beginning of the prospectus, and refer to the applicable descriptions below. Some of these risks apply to all of the series, as indicated. Other risks apply only to one or some of the series.

ANTICIPATING SHORT-TERM PRICE GAINS RISK
    Some series may buy securities that they anticipate will rise in price over a short period of time with the expectation that the securities will then be sold. If the securities do not perform as expected, gains will not be as high as anticipated. Each time a security is bought or sold, the series incurs transaction costs, which may result in higher overall costs to the series.

ASSET CLASS RISK (ALL SERIES)
    There is a possibility that the returns from the types of securities in which a series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK (ALL SERIES)
    When the advisor or subadvisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay

80 The Phoenix Edge Series Fund
fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK
    Some of the series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.

DERIVATIVE INVESTMENT RISK
    Some of the series may use various instruments that derive their values from those of specific securities, indexes, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include, but are not limited to, futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purpose.

    These investments may not protect the series from losses, they may decrease overall return, and they could, in unusual circumstances, expose the series to losses that could be unlimited. A series' performance may be worse than if it did not make such investments.

    If the prices for derivatives and prices in the cash market do not correlate as expected or if expectations about interest rate, exchange rate or general market movements are incorrect, a series' returns may not be as high as they would be if it did not invest in these securities. There is also a risk that the market for reselling derivatives may be limited or nonexistent. A series could incur unlimited losses if it cannot liquidate its derivatives investments. Decisions about the nature and timing of derivative transactions may result in losses when other investors' decisions about the same derivatives result in gains. In addition, some derivatives are subject to the risk that the counterparty to such transaction may not perform as expected.

EQUITY SECURITIES INVESTMENT RISK
    In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series may invest in fixed income securities. The risks associated with investments in fixed income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed income securities with longer durations.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN INVESTMENT RISK
    Some of the series may invest in foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject a series to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

    Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all,

                                                 The Phoenix Edge Series Fund 81
of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

EMERGING MARKET INVESTMENT RISK
    Some of the series may invest in companies located in emerging market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

    The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in these countries.

FOREIGN CURRENCY RISK
    Some of the series may invest assets in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the series' net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

GROWTH STOCK INVESTMENT RISK
    Some of the series invest in growth stocks. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to rise faster when markets rise and drop more sharply when markets fall.

INDEX INVESTMENT RISK
    If you invest in a series that attempts to track an index, you could lose money on your investment in the series, or the series could under-perform other investments, if the value of the index goes down. Unlike other funds that do not attempt to track an index, the series may not use certain techniques to reduce the risk of loss. For example, the series generally will not keep any significant portion of its assets in cash. As a result, the series may go down in value more than an actively managed fund in the event of a general market decline. In addition, because the series has expenses whereas the index does not, the series' performance will tend to under-perform the performance of the index.

INITIAL PUBLIC OFFERING INVESTMENT RISK
    Some of the series may invest in Initial Public Offerings ("IPOs"), which typically have less available public information. Investment returns from IPOs may be highly volatile, may be subject to varying patterns of trading volume and these securities may, at times, be difficult to sell. In addition, from time to time, a series may purchase IPOs and then immediately sell them. This practice will increase portfolio turnover rates and may increase costs to the series, affecting series performance.

INTEREST RATE RISK (FOR INCOME PRODUCING EQUITY SECURITIES)
    Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

INVESTMENT COMPANY INVESTMENT RISK
    Some of the series may invest in other investment companies. Assets invested in other investment companies incur a layering of expenses including operating costs,

82 The Phoenix Edge Series Fund
advisory fees and administrative fees that you, as a shareholder in the series, indirectly bear.

JUNK BOND INVESTMENT RISK
    High-yield, high-risk securities (so called "junk bonds") are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. Below-investment grade securities present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the series would lose income and could expect a decline in the market value of the securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings, and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult to accurately predict risk. The junk bond market can experience sudden and sharp price swings.

LARGER MARKET CAPITALIZATION RISK
    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK (ALL SERIES)
    The value of your shares is based on the market value of the series' investments. However, the value of the series' investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MARKET TIMING RISK
    The advisor for the Phoenix-Oakhurst Strategic Allocation Series may engage in trading when it believes that the trade, net of transaction costs, will improve interest income of capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. Such trading places a premium on the advisor's ability to obtain relevant information, evaluate it properly and take advantage of its evaluations by completing transactions on a favorable basis. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK
    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

NON-DIVERSIFICATION RISK
    A series that is "non-diversified" under the federal securities laws may invest in securities of a limited number of issuers. To the extent that the series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

OVER-THE-COUNTER RISK
    Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

PORTFOLIO TURNOVER RISK
    A series, may consistent with its investment policies, purchase and sell securities without regard to the effect on

                                                 The Phoenix edge Series Fund 83
portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable gains to shareholders.

REAL ESTATE INVESTMENT RISK
    The value of shares of a series that invests in real estate securities will fluctuate in response to changes in economic conditions within the real estate industry. Risks associated with the direct ownership of real estate and with the real estate industry in general include: (i) possible declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) overbuilding; (v) extended vacancies of properties; (vi) increases in competition, property taxes and operating expenses; (vii) changes in zoning laws; (viii) costs of clean-up of and liability for environmental problems; (ix) casualty or condemnation losses;
(x) uninsured damages from flood, earthquakes or other natural disasters; (xi) limitations on and variations in rents; (xii) dependency on property management skill; (xiii) the appeal of properties to tenants; and (xiv) changes in interest rates.

REIT INVESTMENT RISK
    Real Estate Investment Trusts ("REITs") are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rated decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REDUCED CASH POSITION RISK
    A series may invest nearly all of its assets in common stocks and other securities, rather than holding significant amounts of cash and short term investments. This can increase the series' net asset value more quickly if those investments increase in value. It can cause the series' net asset value to decrease more quickly if those investments decrease in value.

REDUCED DIVERSIFICATION RISK
    Some of the series invest in securities of a limited number of companies, which makes them more sensitive to changes in the market value of a single issuer or industry in the series' portfolios. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified. The net asset value of the series may fluctuate substantially. The series may not be appropriate for short-term investors.

REPURCHASE AGREEMENT INVESTMENT RISK
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK (ALL SERIES)
    There is the possibility that the specific securities held by the series will underperform other funds in the same

84 The Phoenix Edge Series Fund
asset class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

SMALLER MARKET CAPITALIZATION RISK
    Some of the series invest in companies with small and medium capitalizations, which make the series more volatile than funds that invest in companies with larger capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

THEMATIC OR STRATEGIC INVESTING RISK
    To the extent a series invests in a single investment theme or a particular market segment, it may be more vulnerable to adverse economic, political or regulatory developments than would be the case if it invested in a broader spectrum of themes or market segments, or as compared to a broadly diversified portfolio. The successful implementation of a thematic or market segment investment strategy depends on the series' ability to: (i) anticipate emerging market trends; (ii) exploit such investment opportunities; and (iii) divest such securities at the right time. If the series does not successfully implement this strategy, the series may experience significant losses.

UNRATED SECURITIES INVESTMENT RISK
    Some fixed-income securities may be unrated. Analysis of unrated securities is more complex, making it more difficult to accurately predict risk. Unrated securities may not have as broad a market as rated securities, making them more difficult to sell. This could cause the security to lose value.

VALUE INVESTING RISK
    The value approach to investing involves the risk that the value of the security will not be recognized for an unexpectedly long period of time, and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISORS
    The Fund has retained four investment advisors to manage the investment programs of its series.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following twelve series of the Fund:


[diamond] Phoenix-Aberdeen International
[diamond] Phoenix-Engemann Capital Growth
[diamond] Phoenix-Engemann Nifty Fifty
[diamond] Phoenix-Engemann Small & Mid-Cap Growth
[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Hollister Value Equity
[diamond] Phoenix-Oakhurst Balanced
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation
[diamond] Phoenix-Seneca Mid-Cap Growth
[diamond] Phoenix-Seneca Strategic Theme

    Pursuant to the Investment Advisory Agreements with these series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PIC, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PIC is responsible for the direct, day-to-day management of seven of the series:

[diamond] Phoenix-Aberdeen International
[diamond] Phoenix-Goodwin Money Market
[diamond] Phoenix-Goodwin Multi-Sector Fixed Income
[diamond] Phoenix-Hollister Value Equity
[diamond] Phoenix-Oakhurst Balanced
[diamond] Phoenix-Oakhurst Growth and Income
[diamond] Phoenix-Oakhurst Strategic Allocation


    PIC has retained Aberdeen Fund Managers, Inc. ("Aberdeen") for advice and assistance in making investment and trading decisions for the Phoenix-Aberdeen International Series. Aberdeen does not have discretionary authority to manage the series. PIC has retained subadvisors to perform the day-to-day management for the other five series.

    PIC has acted as an investment advisor for over sixty years, and acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of June 30, 2001, PIC had $___ billion in assets under

                                                 The Phoenix Edge Series Fund 85
management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to following eleven series of the Fund:

[diamond] Phoenix-Deutsche Dow 30
[diamond] Phoenix-Deutsche Nasdaq-100 Index(R)
[diamond] Phoenix-Federated U.S. Government Bond
[diamond] Phoenix-J.P. Morgan Research Enhanced Index
[diamond] Phoenix-Janus Core Equity
[diamond] Phoenix-Janus Flexible Income
[diamond] Phoenix-Janus Growth
[diamond] Phoenix-Morgan Stanley Focus Equity
[diamond] Phoenix-Sanford Bernstein Global Value
[diamond] Phoenix-Sanford Bernstein Mid-Cap Value
[diamond] Phoenix-Sanford Bernstein Small-Cap Value

    Pursuant to the Investment Advisory Agreements with each series and subject to the direction of the Fund's Board of Trustees, PVA is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in this prospectus. PVA, with the approval of the Fund's Board of Trustees, has selected and employed unaffiliated subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PVA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PVA serves as a manager of managers of these subadvisors. In this capacity, PVA (i) sets the series' overall investment strategies; (ii) evaluates, selects, and recommends to the Board subadvisors needed to manage all or part of the assets within the series; (iii) monitors and evaluates the subadvisors' investment programs and results as well as the performance of subadvisors relative to the applicable benchmark indexes; and (iv) reviews the series' compliance with their investment objectives, policies and restrictions.

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA was established to serve as manager of managers for those series of the Fund with unaffiliated subadvisors. This remains PVA's sole business activity. As of June 30, 2001, PVA had $____ million in assets under management. PVA is located at One American Row, Hartford, Connecticut 06102-5056.

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the Phoenix-Aberdeen New Asia Series.

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, PAIA is responsible for managing the series' investment program in conformity with the stated policies of the series as described in this prospectus. PAIA, with the approval of the Fund's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PAIA, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PAIA monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors. PAIA has entered into subadvisory agreements with PIC and Aberdeen, who collectively provide day-to-day management for the series.

    PAIA also acts as the investment advisor to the Phoenix-Aberdeen Series Fund. As of June 30, 2001, PAIA had $___ million in assets under management. PAIA is located at 56 Prospect Street, Hartford, Connecticut 06115.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

    Pursuant to the Investment Advisory Agreement with the series and subject to the direction of the Fund's Board of Trustees, DPIM is responsible for managing the series' investment program and the day-to-day management of the series' portfolio. DPIM manages the series' assets to conform with the investment policies as described in this prospectus.

    DPIM is a subsidiary of Phoenix Investment Partners, Inc. ("PXP"). PXP, an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. DPIM also serves as investment advisor for other funds. As of June 30, 2001, DPIM had approximately $__ billion in assets under management. DPIM is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

THE SUBADVISORS
    The advisors have retained the following subadvisors to perform the day-to-day management of their respective series. The subadvisors, subject to the supervision of the advisors, are generally responsible for deciding which securities to purchase and sell for their respective series, placing those series' transactions, and providing related advisory services.

ABERDEEN FUND MANAGERS, INC.
    Aberdeen Fund Managers, Inc. ("Aberdeen"), along with PIC, is a subadvisor for the Phoenix-Aberdeen New Asia Series. PIC implements the domestic cash management for the series. Aberdeen provides for all of the other day-to-day investment operations, including international portfolio management. Aberdeen has also been retained by PIC for advice and assistance in making investment and trading decisions for the Phoenix-Aberdeen International Series. Aberdeen does not have discretionary authority to manage this series, however.

86 The Phoenix Edge series Fund

    Aberdeen is a subadvisor to other funds. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London, England; Singapore; and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2001, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $210 million in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH. Aberdeen is located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33304.

ALLIANCE CAPITAL MANAGEMENT L.P.
    Alliance Capital Management L.P. through its Bernstein Investment Research and Management Unit ("Alliance"), is the subadvisor to the Phoenix-Sanford Bernstein Global Value Series, the Phoenix-Sanford Bernstein Mid-Cap Value Series, and the Phoenix-Sanford Bernstein Small-Cap Value Series. Alliance is a leading international investment advisor supervising client accounts with assets as of June 30, 2001 totaling approximately $465 billion. The Bernstein Investment Research and Management Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

DEUTSCHE ASSET MANAGEMENT, INC.
    Deutsche Asset Management, Inc. ("DAMI") is the subadvisor to the Phoenix-Deutsche Dow 30 Series and the Phoenix-Deutsche Nasdaq-100 Index(R) Series. DAMI, a Delaware banking corporation, is a wholly-owned, indirect subsidiary of Deutsche Bank AG, and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from Bankers Trust Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. As of June 30, 2001, DAMI had over $18 billion in assets under management globally; and in the U.S., DAMI is responsible for over $15.8 billion in client assets. DAMI's principal offices are located at 130 Liberty Street, New York, New York 10006.

ROGER ENGEMANN & ASSOCIATES, INC.
    Roger Engemann & Associates, Inc. ("Engemann") is the subadvisor to the Phoenix-Engemann Capital Growth Series, the Phoenix-Engemann Nifty Fifty Series, and the Phoenix-Engemann Small & Mid-Cap Growth Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of June 30, 2001, Engemann had approximately $__ billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

FEDERATED INVESTMENT MANAGEMENT COMPANY
    Federated Investment Management Company ("Federated") is the subadvisor to the Phoenix-Federated U.S. Government Bond Series. Federated, a Delaware business trust, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $___ billion in assets as of June 30, 2001. Federated's principal offices are located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
    J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the subadvisor to the Phoenix-J.P. Morgan Research Enhanced Index Series. J.P. Morgan, founded in 1984, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. As of June 30, 2001, J.P. Morgan had over $610 billion in assets under management. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036.

JANUS CAPITAL CORPORATION
    Janus Capital Corporation ("Janus") is the subadvisor to the Phoenix-Janus Core Equity Series (formerly, "Phoenix-Janus Equity Income Series"), the Phoenix-Janus Flexible Income Series, and the Phoenix-Janus Growth Series. Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. As of June 30, 2001, Janus had $210 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

MORGAN STANLEY ASSET MANAGEMENT
    Morgan Stanley Asset Management ("MSAM") is the subadvisor to the Phoenix-Morgan Stanley Focus Equity Series. Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of MSAM. Morgan Stanley is a global financial services firm that maintains leading market positions in each of its three primary businesses --

                                                 The Phoenix Edge Series Fund 87
securities, asset management and credit services. As of June 30, 2001, MSAM, together with its affiliated institutional and retail asset management entities, managed assets of approximately $432 billion, including assets under fiduciary advice. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020.

PHOENIX INVESTMENT COUNSEL, INC.
    PIC, along with Aberdeen, is a subadvisor for the Phoenix-Aberdeen New Asia Series. PIC implements the domestic cash management for the series. PIC is described in more detail in "The Advisors" section above.

SENECA CAPITAL MANAGEMENT LLC
    Seneca Capital Management LLC ("Seneca") is the subadvisor to the Phoenix-Seneca Mid-Cap Growth Series and the Phoenix-Seneca Strategic Theme Series. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of June 30, 2001, Seneca had approximately $__ billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2000, the Fund, on behalf of each series, paid the advisors an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the respective series as indicated in the tables below. Those series that have not operated for a full fiscal year are indicated with an asterisk.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
----------------------------------------------------- ---------
                                                      ANNUAL
                        SERIES                           FEE
----------------------------------------------------- ---------
 Phoenix-Aberdeen International                        0.75%
----------------------------------------------------- ---------
 Phoenix-Engemann Capital Growth                       0.62%
----------------------------------------------------- ---------
 Phoenix-Engemann Nifty Fifty                          0.90%
----------------------------------------------------- ---------
 Phoenix-Engemann Small & Mid-Cap Growth               0.90%*
----------------------------------------------------- ---------
 Phoenix-Goodwin Money Market                          0.40%
----------------------------------------------------- ---------
 Phoenix-Goodwin Multi-Sector Fixed Income             0.50%
----------------------------------------------------- ---------
 Phoenix-Hollister Value Equity                        0.70%
----------------------------------------------------- ---------
 Phoenix-Oakhurst Balanced                             0.55%
----------------------------------------------------- ---------
 Phoenix-Oakhurst Growth and Income                    0.70%
----------------------------------------------------- ---------
 Phoenix-Oakhurst Strategic Allocation                 0.58%
----------------------------------------------------- ---------
 Phoenix-Seneca Mid-Cap Growth                         0.80%
----------------------------------------------------- ---------
Phoenix-Seneca Strategic Theme                         0.75%
----------------------------------------------------- ---------
--------------------------------------------------------------
               PHOENIX VARIABLE ADVISORS, INC.
----------------------------------------------------- --------
                                                      ANNUAL
                       SERIES                           FEE
----------------------------------------------------- --------
Phoenix-Deutsche Dow 30                                0.35%
----------------------------------------------------- --------
Phoenix- Deutsche Nasdaq-100 Index(R)                  0.35%*
----------------------------------------------------- --------
Phoenix-Federated U.S. Government Bond                 0.60%
----------------------------------------------------- --------
Phoenix-J.P. Morgan Research Enhanced Index            0.45%
----------------------------------------------------- --------
Phoenix-Janus Core Equity                              0.85%
  (formerly, "Phoenix-Janus Equity Income")
----------------------------------------------------- --------
Phoenix-Janus Flexible Income                          0.80%
----------------------------------------------------- --------
Phoenix-Janus Growth                                   0.85%
----------------------------------------------------- --------
Phoenix-Morgan Stanley Focus Equity                    0.85%
----------------------------------------------------- --------
Phoenix-Sanford Bernstein Global Value                 0.90%*
----------------------------------------------------- --------
Phoenix-Sanford Bernstein Mid-Cap Value                1.05%
----------------------------------------------------- --------
Phoenix-Sanford Bernstein Small-Cap Value              1.05%*
----------------------------------------------------- --------
---------------------------------------------------------------
         PHOENIX ABERDEEN INTERNATIONAL ADVISORS, LLC
----------------------------------------------------- ---------
                                                      ANNUAL
                        SERIES                           FEE
----------------------------------------------------- ---------
Phoenix-Aberdeen New Asia                              1.00%
----------------------------------------------------- ---------
---------------------------------------------------------------
           DUFF & PHELPS INVESTMENT MANAGEMENT CO.
---------------------------------------------------------------
----------------------------------------------------- ---------
                                                      ANNUAL
                       SERIES                            FEE
----------------------------------------------------- ---------
Phoenix-Duff & Phelps Real Estate Securities            0.75%
----------------------------------------------------- ---------


    From these fees, the advisors, and not the Fund, pay the subadvisors for management services they provide to the respective series. (Please see the Statement of Additional Information for the breakdown of the subadvisory fees.)

MORE ABOUT THE FUND
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
    The Fund currently has twenty-five series of shares of beneficial interest. Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

88 The Phoenix Edge Series Fund

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts. The Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, and Phoenix-Sanford Bernstein Global Value Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, and Phoenix-Sanford Bernstein Global Value Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder separate accounts (and therefore Phoenix) to claim a credit or deduction on Phoenix's income tax return for the separate accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia, and Phoenix-Sanford Bernstein Global Value Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. Contract owners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns.

    Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although the Phoenix-Duff & Phelps Real Estate Securities Series may be a nondiversified portfolio, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, the Phoenix-Duff & Phelps Real Estate Securities Series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    In addition, if the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

NET ASSET VALUE
    Shares in each of the series are offered to and are redeemed by the separate accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applied to the purchase or redemption of the series' shares.

    The net asset value per share of each series is determined as of the close of regular trading of the New York Stock Exchange ("NYSE") on days when the NYSE is open for trading, usually at or about 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities, and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other

                                                 The Phoenix Edge Series Fund 89
than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally.

    Foreign securities can be traded on weekends and other days when the Fund does not price shares. As a result, the net asset value of a series investing in foreign securities may change on days when shareholders will not be able to purchase or redeem their shares. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

DISCLAIMERS
    PHOENIX-DEUTSCHE DOW 30 SERIES

    The Phoenix-Deutsche Dow 30 Series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the fund or the series. Dow Jones has no obligation to take the needs of the fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

    PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES

    The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

    THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR

90 The Phoenix Edge Series Fund

CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.










                                                 The Phoenix Edge Series Fund 91

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
101 Munson Street                                      MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                          P.O. Box 8027
                                                           Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION

                                October __, 2001


    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund") dated October __, 2001 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling Variable Products Operations ("VPO") at 800/541-0171 or by writing to VPMO at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to Shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.


                                TABLE OF CONTENTS

                                                                           PAGE

    The Fund ...............................................................  1

    Permitted Investments and Risk Factors .................................  1

    Investment Restrictions................................................. 23

    Portfolio Turnover...................................................... 26

    Management of the Fund ................................................. 27

    The Investment Advisors and Subadvisors................................. 31

    Custodian .............................................................. 38

    Foreign Custodian ...................................................... 38

    Independent Accountants ................................................ 39

    Financial Agent......................................................... 39

    Code of Ethics.......................................................... 39

    Brokerage Allocation ................................................... 39

    Determination of Net Asset Value ....................................... 40

    Investing in the Fund .................................................. 40

    Redemption of Shares ................................................... 41

    Taxes .................................................................. 41

    Disclaimer.............................................................. 41

    Financial Statements ................................................... 43

    Appendix................................................................ 44


18810.2.03

THE FUND
--------------------------------------------------------------------------------
    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering twenty-five series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series, and Phoenix-Morgan Stanley Focus Equity Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

[diamond]The Phoenix Life Variable Accumulation Account, a separate account of
         Phoenix Life Insurance Company ("Phoenix") created on June 21, 1982;

[diamond]The Phoenix Life Variable Universal Life Account, a separate account of Phoenix created on June 17, 1985;

[diamond]The PHL Variable Accumulation Account, a separate account of PHL
         Variable Insurance Company ("PHL Variable") formed on December 7, 1994;

[diamond]The PHL Variable Universal Life Account, a separate account of PHL
         Variable formed on September 10, 1998;

[diamond]The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.

    The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own the majority of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------
    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    Bankers' Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

    Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

    Commercial Bank Obligations. For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S.. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

    Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months.

    Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Core Equity (formerly, "Phoenix-Janus Equity Income"), Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    Corporate Asset-Backed Securities. Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    Corporate Securities. The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

    Debt Securities. The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

    Depositary Receipts. Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Dollar Denominated Foreign Debt Securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    Emerging Market Securities. "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

    Equity Linked Derivatives. The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

    Equity Securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into financial futures contracts for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, this series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a series may wish to buy in the future by purchasing futures contracts.

    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Each series, other than the Phoenix-Morgan Stanley Focus Equity Series, may engage in transactions in financial futures contracts and related options. These types of transactions are done primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those which would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN SECURITIES
    Each series may invest up to 25% of its total net asset value in foreign securities unless otherwise stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

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                     SERIES                     % LIMITS

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   Phoenix-Aberdeen International                  100%
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   Phoenix-Aberdeen New Asia                       100%
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   Phoenix-Engemann Nifty Fifty                      5%
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   Phoenix-Engemann Small & Mid Cap Growth          50%
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   Phoenix-Hollister Value Equity                   30%
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   Phoenix-Janus Core Equity                       100%
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   Phoenix-Janus Flexible Income                   100%
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   Phoenix-Janus Growth                            100%
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   Phoenix-Oakhurst Growth and Income               20%
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   Phoenix-Sanford Bernstein Global Value          100%
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   Phoenix-Sanford Bernstein Mid-Cap Value          20%
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   Phoenix-Seneca Mid-Cap Growth                    20%
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   Phoenix-Seneca Strategic Theme                   35%
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    The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than the Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia Series, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix Janus-Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Sanford Bernstein Global Value, and Phoenix-Seneca Strategic Theme Series will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

    The foreign debt securities in which the series may invest are issued by foreign issuers in developed countries considered creditworthy by the advisor or subadvisor, as applicable, and in so-called emerging market countries. The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

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                  SERIES                      % LIMITS
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Phoenix-Aberdeen International                    20%
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Phoenix-Engemann Small & Mid Cap Growth            5%
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Phoenix-Goodwin Multi-Sector Fixed Income         50%
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Phoenix-Janus Core Equity                         20%
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Phoenix-Janus Flexible Income                    100%
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Phoenix-Janus Growth                              35%
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Phoenix-Morgan Stanley Focus Equity                5%
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Phoenix-Oakhurst Balanced                         35%
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Phoenix-Oakhurst Strategic Allocation              5%
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Phoenix-Seneca Mid-Cap Growth                      5%
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    Junk bonds are noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment restrictions, a series (other than Phoenix-Engemann Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
    The Phoenix-Hollister Value Equity, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Morgan Stanley Focus Equity, Phoenix-Seneca Mid-Cap Growth, and Phoenix-Seneca Strategic Theme Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Hollister Value Equity and the Phoenix-Morgan Stanley Focus Equity Series, may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Morgan Stanley Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage The Phoenix-Hollister Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases, and the amount of the loans exceeds one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income, Phoenix-Sanford Bernstein Global Value, and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-

Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    The series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option which is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series, other than the Phoenix-Morgan Stanley Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly-traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

         REITs generally can be classified as follows:

[diamond]Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 10% of a series' net assets (15% with respect to Phoenix-Janus Growth, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Federated U.S. Government Bond Series) will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor's or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the adviser, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
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    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-ABERDEEN NEW ASIA SERIES
    The Phoenix-Aberdeen New Asia Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-DEUTSCHE DOW 30 SERIES
    The Phoenix-Deutsche Dow 30 Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX SERIES
    The Phoenix-Deutsche Nasdaq-100 Index(R) Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    A shareholder in the Phoenix-Duff & Phelps Real Estate Securities Series should realize that by investing in REITs indirectly through the series, he will bear not only his proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by

S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
    The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
    The Phoenix-Engemann Small & Mid-Cap Growth may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The series may also invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

PHOENIX-GOODWIN MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-HOLLISTER VALUE EQUITY SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
    The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 325 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

    The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond]Research: The subadvisors of the series -- more than 20 domestic equity analysts, each an industry specialist with an average of over 11 years experience, follow over 600 predominantly large- and medium-sized U.S. companies -- approximately 300 of which form the universe for the series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond]Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond]Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

    Characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-JANUS CORE EQUITY SERIES (FORMERLY, "PHOENIX-JANUS EQUITY INCOME
SERIES")
    The Phoenix-Janus Core Equity Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS FLEXIBLE INCOME SERIES
    The Phoenix-Janus Flexible Income Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS GROWTH SERIES
    The Phoenix-Janus Growth Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
    The Phoenix-Morgan Stanley Focus Equity series may enter into financial futures contracts for non-hedging purposes to further the series' investment objective and enhance returns. The series, however, will not use financial futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the series' investment policies. The Phoenix-Morgan Stanley Focus Equity Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily and held in a segregated account with the custodian bank for the series in an amount sufficient to cover the cost of purchasing the obligation.

     The Phoenix-Morgan Stanley Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

    The Phoenix-Morgan Stanley Focus Equity Series may use structured notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

    Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

PHOENIX-OAKHURST BALANCED SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Balanced Series' total assets.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
    The Phoenix-Oakhurst Growth and Income Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
    Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond]STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond]BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

    o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

    o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

    o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

    o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

    o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond]MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

    o those money market instruments described in this Statement of Additional Information; and

    o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
    The Phoenix-Sanford Bernstein Global Value Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-SENECA STRATEGIC THEME SERIES
    The Phoenix-Seneca Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

    The Phoenix-Seneca Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

INVESTMENT RESTRICTIONS
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    The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from the policy.

    The following investment restrictions are fundamental policies of the 25 series described in this SAI and may not be changed except as described above; provided, however, that restrictions (6) through (9) and (13) below, although applicable to the Phoenix-Morgan Stanley Focus Equity Series, will not be treated as fundamental restrictions of that series and may be changed without shareholder approval. The Fund may not:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate. The Phoenix-Duff & Phelps Real Estate Securities and the Phoenix-Federated U.S. Government Bond Series may, however, invest in mortgage-backed securities.

     (2) Make loans other than loans of securities secured by cash or cash equivalents for the full value of the securities; any interest earned from securities lending will inure to the benefit of the series which holds such securities. However, the purchase of debt securities which are ordinarily purchased by financial institutions are not considered the loaning of money.

     (3) Invest in commodities or in commodity contracts or in options provided, however, that it may write covered call option contracts; and provided further, that the Phoenix-Oakhurst Strategic Allocation, Phoenix-Oakhurst Balanced, Phoenix-Hollister Value Equity, Phoenix-Oakhurst Growth and Income, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Seneca Mid-Cap Growth Series may enter into financial futures contracts to purchase and sell debt obligations and may buy call and put options on securities and stock market indexes; and provided further, that the Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity and Phoenix-Aberdeen New Asia Series may purchase call and put options on securities, engage in financial futures contracts and related options transactions, write secured put options, and enter into foreign currency and foreign currency options transactions; and provided further, that the Phoenix-Deutsche Dow 30, Phoenix-J.P. Morgan Research Enhanced Index and Phoenix-Deutsche Nasdaq-100 Index(R) Series may engage in financial futures contracts and related options transactions as is consistent with the series' investment objectives and strategies as disclosed in the prospectus.

     (4) Engage in the underwriting of securities of other issuers, except to the extent any series may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired. The Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value and Phoenix-Aberdeen New Asia Series will, and the Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series may buy and sell securities outside the United States that are not registered with the SEC or marketable in the United States.

     (5) Borrow money, except as a temporary measure where such borrowing would not exceed 25% of the market value of total assets at the time each such borrowing is made, and except that the Phoenix-Morgan Stanley Focus Equity Series may borrow from banks in an amount not to exceed 33-1/3% of its total assets (including the amount borrowed) in accordance with its investment objective and policies. However, the Fund may borrow money for any general purpose from a bank provided such borrowing does not exceed 10% of the net asset value of the Fund, not considering any such borrowings as liabilities. The Phoenix-Oakhurst Strategic Allocation, Phoenix-Aberdeen International, Phoenix-Sanford Bernstein Global Value, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Janus Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Federated U.S. Government Bond and Phoenix-Aberdeen New Asia Series may borrow money to the extent of financial futures transactions and reverse repurchase agreements, provided that such borrowings are limited to 33-1/3% of the value of the total assets of the series.

     (6) Invest in illiquid securities in an amount greater than 15% of the net asset value of any series' portfolio at the time any such investment is made.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or to effect a short sale of any security. (The deposit of "maintenance margin" in connection with financial options futures and swap contracts is not considered the purchase of a security on margin.)

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the SEC or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the series would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the series' total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the series' total assets or (d) together with investment companies having the same investment advisor as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company, except that the Phoenix-Federated U.S. Government Bond Series may invest without limit in the securities of money market investment companies, including affiliated investment companies.

    (10) (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than United States government or government agency securities or in the case of the Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities) or, with respect to the Phoenix-Oakhurst Strategic Allocation and Phoenix-Oakhurst Balanced Series, call or put options contracts and financial futures contracts, of any one issuer (including repurchase agreements with any one bank); nor (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities Series) or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States government or its agencies, bank money instruments or bank repurchase agreements. The Phoenix-Aberdeen International Series will, with respect to 75% of its assets, limit its investment in the securities of any one foreign government, its agencies or instrumentalities to 5% of the series' total assets. The above restrictions will apply only to securities comprising 75% of the value of the total assets with respect to the Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. None of the above restrictions will apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity Series.

    (11) Concentrate the portfolio investments in any one industry (the foregoing restriction being inapplicable to the Phoenix-Duff & Phelps Real Estate Securities, Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity Series). No security may be purchased for a series if such purchase would cause the value of the aggregate investment in any one industry to exceed 25% of the series' total assets. However, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry. The Phoenix-Duff & Phelps Real Estate Securities Series may invest not less than 75% of its assets in the real estate industry. Government securities, municipal bonds and bank instruments shall not be considered an industry.

    (12) Issue senior securities.

    (13) Enter into repurchase agreements which would cause more than 10% (15% with respect to the Phoenix-Federated U.S. Government Bond, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income,
         Phoenix-Janus Growth, Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Morgan Stanley Focus Equity Series) of any series' net assets (taken at market value) to be subject to repurchase agreements maturing in more than 7 days.

    The Board of Trustees for the Fund has approved changes to the Fund's investment restrictions that would become effective upon approval by shareholders. It is expected that a shareholder meeting to approve these changes will be called some time in 2001. The investment restrictions approved by the board are as follows:

    (1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies; and in the case of Phoenix-Aberdeen International and Phoenix-Aberdeen New Asia Series, other than foreign government securities), if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

         This restriction does not apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index, Phoenix-Duff & Phelps Real Estate Securities or Phoenix-Morgan Stanley Focus Equity Series.

    (2) A series may not purchase securities, if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

         This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities Series.

         In addition, the Phoenix-Goodwin Money Market Series and
         Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

    (3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

    (4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement, shall not constitute borrowing.

    (5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

    (6)  A series may not purchase or sell real estate, except that a series may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

    (7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

    (8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. The portfolio turnover rates for the Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series are for less than a full year.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
    The business and affairs of the Fund are supervised by the Board of Trustees under the laws of The Commonwealth of Massachusetts and the Declaration of Trust. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below.

NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
Frank M. Ellmer                      Trustee                      Retired; previously Audit Partner at Ernst & Young, LLP from
427 Woodhaven Road                                                1978-1999.
Glastonbury, CT 06033
Birth date: 4/11/40

John A. Fabian                       Trustee                      Retired; previously Executive Vice President of Phoenix Home
497 Hensler Lane                                                  Life Mutual Insurance Company (1992-1994).
Oradell, NJ 07649
Birth date: 2/5/34

Roger A. Gelfenbien                  Trustee                      Retired; previously Managing Partner of Andersen Consulting (now
37 Stonegate Drive                                                Accenture) from 1989-1999.
Wethersfield, CT 06109
Birth date: 5/14/43

Eunice S. Groark                     Trustee                      Self-employed (1995-present); Columnist, Manchester Connecticut
35 Saddle Ridge Drive                                             Journal Inquirer (1995-2000); Visiting Professor, Wesleyan
Bloomfield, CT 06002                                              University (1997-1999).
Birth date: 2/1/38

Frank E. Grzelecki                   Trustee                      Retired; previously Managing Director, Saugatuck Associates,
312 Greenley Road                                                 Inc.(1999-2000); Vice Chairman, (1997-1998), President/Chief
New Canaan, CT 06840                                              Operating Officer (1992-1997), Handy & Harman.
Birth date: 6/19/37

John R. Mallin                       Trustee                      Partner/Attorney, Cummings & Lockwood (1996-present).
Cummings & Lockwood
Cityplace I
Hartford, CT 06103
Birth date: 7/28/50

Timothy P. Shriver                   Trustee                      President and Chief Executive Officer, Special Olympics, Inc.
Special Olympics, Inc.                                            (1996-present).
1325 G Street, N.W. #500
Washington, D.C. 20005
Birth date: 8/29/59

Simon Y. Tan*                        Trustee, President           Various positions, including Executive Vice President, Phoenix
One American Row                                                  Life Insurance Company (1982-present).  Director (1996-present)
Hartford, CT 06102                                                Phoenix-Aberdeen International Advisors, LLC.  Director and
Birth date: 2/17/52                                               President (1999-present) Phoenix Variable Advisors, Inc.

Dona D. Young*                       Trustee                      Various positions, including President and Chief Operating
One American Row                                                  Officer of Phoenix Life Insurance Company.(1980-present)
Hartford, CT 06102
Birthdate 1/8/54

                                    27


NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
J. Roger Engemann                    Senior Vice President        President and Director Roger Engemann & Associates, Inc. since
600 North Rosemead Blvd                                           1969. Pasadena Capital Corporation (1988-present) and Roger
Pasadena, CA 91107                                                Engemann Management Co., Inc. (1985-present). Chairman, President
Birth date: 10/07/40                                              and Trustee (1986-present) Phoenix-Engemann Funds; Managing
                                                                  Director (1998-2001) Phoenix Investment Counsel, Inc.; Senior Vice
                                                                  President (1998-present) Phoenix Series Fund; Senior Vice
                                                                  President (1998-2001) Phoenix Strategic Equity Series Fund.

Michael J. Gilotti                   Executive Vice President     Senior Vice President, Phoenix Life Insurance Company
One American Row                                                  (1999-present); Director (2000-present), Phoenix Variable
Hartford, CT 06102                                                Advisors, Inc.; Vice President Bank and Broker/Dealer Markets,
Birth date: 05/25/47                                              Aetna Retirement Services (1994-1999).

Michael E. Haylon                    Executive Vice President     Director and Executive Vice President, Investment, Phoenix
56 Prospect Street                                                Investment Partners, Ltd. (1995-present); Director (since 1994)
Hartford, CT 06115                                                and President (since 1995), Phoenix Investment Counsel, Inc.;
Birth date: 12/18/57                                              Director (since 1995), Phoenix Equity Planning Corp.; President
                                                                  (since June 2000) PXP Securities Corp.; Executive Vice  President
                                                                  (since 1996); Duff & Phelps Investment Management Co.; Executive
                                                                  Vice President (since 1999) Phoenix/Zweig Advisors LLC
                                                                  and Euclid Advisors LLC. Director (1996 - present)
                                                                  Phoenix-Aberdeen International Advisors, LLC.; Executive Vice
                                                                  President, Phoenix Funds (1993-present); Phoenix-Aberdeen
                                                                  Series Fund (1996-present) and Phoenix-Seneca Funds
                                                                  (2000-present). Executive Vice President (1997-present),
                                                                  Vice President (1996-1997), Phoenix-Duff &  Phelps  Institutional
                                                                  Mutual Funds.

Gail P. Seneca                       Senior Vice President        President and Chief Executive and Investment Officer, Seneca
909 Montgomery Street                                             Capital Management LLC (1996-present).  Managing Director,
San Francisco, CA 94133                                           Equities, Phoenix Investment Counsel, Inc. (1998-present).
Birth date: 03/07/53                                              President and Trustee (1996-present), Phoenix-Seneca Funds.
                                                                  Managing General Partner and Chief Executive and Investment
                                                                  Officer, GMG/Seneca Capital Management LP (1989-present). Senior
                                                                  Vice President, Phoenix Multi-Portfolio Fund (1998-present),
                                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1999-present)
                                                                  and Phoenix Strategic Equity Series Fund (1998-present).
                                                                  General Partner, Genesis Merchant Group LP (1990-1996).
                                                                  President, GenCap, Inc. (1994-present).



NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
James D. Wehr                        Senior Vice President        Senior Vice President, Fixed Income (1998-present), Managing
56 Prospect Street                                                Director (1996-1998), Fixed Income, Vice President (1991-1996),
Hartford, CT 06115                                                Phoenix Investment Counsel, Inc. Senior Vice President
Birth date: 05/17/57                                              (1997-present), Vice President (1988-1997), Phoenix
                                                                  Multi-Portfolio Fund; Senior Vice President (1997-present),
                                                                  Vice President (1990-1997), Phoenix Series Fund; Senior
                                                                  Vice President (1997-present), Vice President (1993-1997)
                                                                  Phoenix-Goodwin California Tax Exempt Bond Fund and Senior Vice
                                                                  President (1997-present), Vice President (1996-1997),
                                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                                                  President (1997-present), Phoenix-Goodwin  Multi-Sector
                                                                  Fixed Income Fund, Phoenix-Goodwin Multi-Sector Short Term
                                                                  Bond Fund, Phoenix-Oakhurst Income & Growth Fund and
                                                                  Phoenix-Oakhurst Strategic Allocation Fund. Senior Vice President
                                                                  and Chief Investment Officer, Duff & Phelps Utilities Tax
                                                                  Free Income, Inc. (1997-present). Vice President (1996-present)
                                                                  Duff & Phelps Investment Manager Co.

Hugh Young                           Senior Vice President        Senior Vice President, Phoenix-Aberdeen Series Fund
Aberdeen Asset Managers LTD                                       (1996-present); Director, Phoenix-Aberdeen International
88A Circular Road                                                 Advisors, LLC (1996-present); Far East Investment Director,
Singapore 049439                                                  Aberdeen Asset Management Asia Limited (1988-present); Managing
Birth date: 05/21/58                                              Director, Aberdeen Asset Management Asia Limited (1992-present);
                                                                  Director, Abtrust Asian Smaller Companies Investment Trust plc
                                                                  (1995-present); Abtrust New Dawn Investment Trust plc
                                                                  (1989-present); Abtrust Emerging Asia Investment Trust Limited
                                                                  (1990-present); JF Philippine Fund Inc. and Apollo Tiger.

Nancy G. Curtiss                     Treasurer                    Treasurer, Phoenix funds (1994-present), Phoenix Duff & Phelps
56 Prospect Street                                                Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
Hartford, CT  06115                                               Series Fund (1996-present) and Phoenix-Seneca Funds
Birth date: 11/24/52                                              (2000-present).  Vice President, Fund Accounting (1994-2000) and
                                                                  Treasurer (1996-2000), Phoenix Equity Planning Corporation.

Richard J. Wirth                     Vice President, Secretary    Counsel, Phoenix Life Insurance Company (1993-present).
One American Row                     and Counsel
Hartford, CT 06102
Birth date: 11/14/58


------------------
* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
    Section 2(a)(19) of the 1940 Act.

    None of the Trustees or officers directly own shares of the Fund. As of ___________, 2001, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

    Eunice S. Groark, John R. Mallin and Frank M. Ellmer serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. The Trustees received the following compensation from the Fund for the year ended December 31, 2000:

--------------------------- ----------------------------
                              AGGREGATE COMPENSATION
NAME                                 FROM FUND
--------------------------- ----------------------------
Frank M. Ellmer                       $28,000
--------------------------- ----------------------------
John A. Fabian                        $30,000
--------------------------- ----------------------------
Roger A. Gelfenbien                    $5,000
--------------------------- ----------------------------
Eunice S. Groark                      $22,000
--------------------------- ----------------------------
Frank E. Grzelecki                     $5,000
--------------------------- ----------------------------
John R. Mallin                        $28,000
--------------------------- ----------------------------
Timothy P. Shriver                    $16,000
--------------------------- ----------------------------
Simon Y. Tan                               $0
--------------------------- ----------------------------
Dona D. Young                              $0
--------------------------- ----------------------------

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

CONTROL PERSONS
    The shares of each of the series are owned by one or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products. The table below shows the percentage ownership of each series held by each separate or general account as of December 31, 2000.

------------------------------------------------------------------------------------------------------------------------------------
                                                      PHOENIX LIFE                                                   PHOENIX LIFE &
                                                        VARIABLE           PHOENIX LIFE         PHL VARIABLE        ANNUITY VARIABLE
                                                      ACCUMULATION       VARIABLE UNIVERSAL      ACCUMULATION          UNIVERSAL
                      SERIES                             ACCOUNT            LIFE ACCOUNT           ACCOUNT            LIFE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                            51.2%                29.5%                19.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                 34.9%                23.4%                41.6%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                                   67.2%                 4.4%                28.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)                      77.6%                13.0%                 9.4%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities              38.6%                18.8%                42.6%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                           55.4%                25.0%                19.1%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                              33.8%                20.7%                45.5%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                   66.7%                 5.1%                28.1%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                    62.2%                 4.6%                33.3%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                              33.7%                29.8%                36.4%                 0.2%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                 47.5%                16.7%                35.7%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                            34.4%                24.9%                40.6%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index               29.9%                35.2%                34.8%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity                                 40.6%                10.6%                48.1%                 0.8%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                             54.2%                 3.4%                41.4%                 0.9%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                      32.7%                18.7%                48.4%                 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                       70.7%                 9.3%                19.9%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                                 62.9%                13.9%                23.2%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                          31.6%                15.2%                53.2%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                     65.4%                16.9%                17.7%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                    98.8%                 0.2%                 1.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                   39.8%                26.6%                33.5%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity          94.0%                 0.0%                 6.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                             38.2%                18.8%                43.0%                 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                            57.1%                24.7%                18.1%                 0.1%
------------------------------------------------------------------------------------------------------------------------------------

    PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly-owned subsidiaries of Phoenix. No shares are held by any advisor or subadvisor of the Fund.

THE INVESTMENT ADVISORS AND SUBADVISORS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Duff & Phelps Investment Management Co., and Phoenix-Aberdeen International Advisors, LLC (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

o  Phoenix-Aberdeen International Series
o  Phoenix-Engemann Capital Growth Series
o  Phoenix-Engemann Nifty Fifty Series
o  Phoenix-Engemann Small & Mid-Cap Growth Series
o  Phoenix-Goodman Money Market Series
o  Phoenix-Goodman Multi-Sector Fixed Income Series
o  Phoenix-Hollister Value Equity Series
o  Phoenix-Oakhurst Balanced Series
o  Phoenix-Oakhurst Growth and Income Series
o  Phoenix-Oakhurst Strategic Allocation Series
o  Phoenix-Seneca Mid-Cap Growth Series
o  Phoenix-Seneca Strategic Theme Series

    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

---------------------------------------------------------------
                       RATE FOR      RATE FOR       RATE FOR
                         FIRST         NEXT        EXCESS OVER
 SERIES               $250,000,000  $250,000,000   $500,000,000
---------------------------------------------------------------
Phoenix-Aberdeen         .75%           .70%          .65%
International
---------------------------------------------------------------
Phoenix-Engemann         .70%           .65%          .60%
Capital Growth
---------------------------------------------------------------
Phoenix-Engemann
Nifty Fifty              .90%           .80%          .70%
---------------------------------------------------------------
Phoenix-Goodwin Money

Market                   .40%           .35%          .30%
---------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                   .50%           .45%          .40%
---------------------------------------------------------------
Phoenix-Hollister
Value Equity             .70%           .65%          .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Balanced                 .55%           .50%          .45%
---------------------------------------------------------------
Phoenix-Oakhurst
Growth and Income        .70%           .65%          .60%
---------------------------------------------------------------
Phoenix-Oakhurst
Strategic Allocation     .60%           .55%          .50%
---------------------------------------------------------------
Phoenix-Seneca           .75%           .70%          .65%
Strategic Theme
---------------------------------------------------------------

---------------------------------------------------------------
----------------------------------------------------
SERIES                                      RATE
----------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth     .90%
----------------------------------------------------
Phoenix-Seneca Mid-Cap Growth               .80%
----------------------------------------------------

    PIC has been an investment advisor for over sixty years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. PIC also is a subadvisor to the Phoenix-Aberdeen New Asia Series. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2001, PIC had approximately $____ billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o  Phoenix-Deutsche Dow 30 Series
o  Phoenix-Deutsche NASDAQ-100 Index(R) Series
o  Phoenix-Federated U.S. Government Bond Series
o  Phoenix-J.P. Morgan Research Enhanced Index Series
o  Phoenix-Janus Core Equity Series
o  Phoenix-Janus Flexible Income Series
o  Phoenix-Janus Growth Series
o  Phoenix-Morgan Stanley Focus Equity Series
o  Phoenix-Sanford Bernstein Global Value Series
o  Phoenix-Sanford Bernstein Mid-Cap Value Series
o  Phoenix-Sanford Bernstein Small-Cap Value Series

    The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below.

----------------------------------------------------------
SERIES                                            RATE
----------------------------------------------------------
Phoenix-Deutsche Dow 30                           .35%
----------------------------------------------------------
Phoenix- Deutsche Nasdaq-100 Index(R)             .35%
----------------------------------------------------------
Phoenix-Federated U.S. Government Bond            .60%
----------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index       .45%
----------------------------------------------------------
Phoenix-Janus Core Equity                         .85%
----------------------------------------------------------
Phoenix-Janus Flexible Income                     .80%
----------------------------------------------------------
Phoenix-Janus Growth                              .85%
----------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity               .85%
----------------------------------------------------------
Phoenix-Sanford Bernstein Global Value            .90%
----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value          1.05%
----------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value        1.05%
----------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, an indirect, wholly-owned subsidiary of Phoenix, was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. This remains PVA's sole business activity. As of June 30, 2001, PVA has approximately $____ million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
     Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

     The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

----------------------------------------------------------------
                      RATE FOR      RATE FOR      RATE FOR
                        FIRST         NEXT       EXCESS OVER
SERIES              $1,000,000,000 $1,000,000,000 $2,000,000,000
----------------------------------------------------------------
----------------------------------------------------------------
Phoenix-Duff &
Phelps Real Estate      .75%          .70%          .65%
Securities
----------------------------------------------------------------

     DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. As of June 30, 2001, DPIM had approximately $___ billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the Phoenix-Aberdeen New Asia Series.

    The Fund pays PAIA, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below.

--------------------------------------
SERIES                        RATE
--------------------------------------
Phoenix-Aberdeen New Asia    1.00%
--------------------------------------

    PAIA also serves as an investment advisor to other funds. PAIA is a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of June 30, 2001, PAIA had approximately $___ million in assets under management. PAIA's offices are located at One American Row, Hartford, Connecticut 06102.

EXPENSE REIMBURSEMENT ARRANGEMENTS

    The advisors have agreed to reimburse the Fund for certain operating expenses for all series. The series pay a portion or all of its total operating expenses other than management fee, up to a percentage of its total average net assets as follows:

---------------------------------------------------------------
                                              Maximum Operating
Series                                            Expense
---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------
Phoenix-Aberdeen New Asia                           .25%
---------------------------------------------------------------
Phoenix-AIM Mid Cap Equity                          .20%
---------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value           .20%
---------------------------------------------------------------
Phoenix-Deutsche Dow 30                             .15%
---------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index                   .15%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities        .25%
---------------------------------------------------------------
Phoenix-Engemann Capital Growth                     .15%
---------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                        .15%
---------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth             .25%
---------------------------------------------------------------
Phoenix-Federated U.S Government Bond               .25%
---------------------------------------------------------------
Phoenix-Goodwin Money Market                        .15%
---------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income           .15%
---------------------------------------------------------------
Phoenix-Hollister Value Equity                      .15%
---------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index         .10%
---------------------------------------------------------------

---------------------------------------------------------------
                                              Maximum Operating
Series                                            Expense
----------------------------------------------------------------
Phoenix-Janus Core Equity                           .15%
---------------------------------------------------------------
Phoenix-Janus Flexible Income                       .15%
---------------------------------------------------------------
Phoenix-Janus Growth                                .15%
---------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                 .15%
---------------------------------------------------------------
Phoenix-Oakhurst Balanced                           .15%
---------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                    .15%
---------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation               .15%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value              .15%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .15%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .15%
---------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                       .25%
---------------------------------------------------------------
Phoenix-Seneca Strategic Theme                      .25%
---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                     DECEMBER 31,
         ADVISORS             2000        1999       1998
--------------------------------------------------------------
  Duff & Phelps
  Investment Management
  Company                  $   222,041 $   224,670 $   350,294
--------------------------------------------------------------
  Phoenix-Aberdeen
  International Advisor,
  LLC                           48,551      39,395      28,115
--------------------------------------------------------------
  Phoenix Investment
  Counsel, Inc.             21,356,000  19,654,852  17,990,609
--------------------------------------------------------------
  Phoenix Variable
  Advisors, LLC                626,860      28,115         N/A
--------------------------------------------------------------

THE SUBADVISORS
    PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    ABERDEEN FUND MANAGERS, INC.
    PAIA has engaged Aberdeen Fund Managers, Inc. as a subadvisor to the Phoenix-Aberdeen New Asia Series. PAIA has also engaged PIC to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to the series, PAIA pays a monthly fee to Aberdeen Fund Managers, Inc. based on an annual percentage of the average daily net assets of the series as follows:
---------------------------------- -------
SERIES                              RATE
---------------------------------- -------
Phoenix-Aberdeen New Asia Series   .40%
---------------------------------- -------
    Aberdeen Fund Managers, Inc. may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly-owned subsidiaries for implementing certain portfolio transactions and for provided research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen Fund Managers, Inc. shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen Fund Managers, Inc. Aberdeen Fund Managers, Inc. and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the series. Aberdeen Asset Management Asia Limited executes far east portfolio management on behalf of Aberdeen Fund Managers, Inc.

    PIC has retained Aberdeen Fund Managers, Inc. for advice and assistance in making investment and trading decisions for the Phoenix-Aberdeen International Series. Aberdeen does not have discretionary authority to manage the series.

    Aberdeen Fund Managers, Inc. is a wholly-owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital

Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2001, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $___ million in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

    ALLIANCE CAPITAL MANAGEMENT L.P.
    Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit ("Alliance"), is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series, pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:
---------------------------------------------------------------
SERIES                            RATE      BREAKPOINT ASSETS)
----------------------------------------------------------------
                                     .65%   On first $25 million
                                   ------------------------------
                                     .50%   On next $25 million
Phoenix-Sanford Bernstein         -------------------------------
Global Value                         .45%   On next $25 million
                                  ------------------------------
                                     .40%   On next $100 million
                                  ------------------------------
                                     .30%   On excess
---------------------------------------------------------------

---------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS)
--------------------------------------------------------------
Phoenix-Sanford Bernstein             .80%   On first $25
Mid-Cap Value                                million
                                   -----------------------------
                                      .60%   On excess

---------------------------------------------------------------

---------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS)
---------------------------------------------------------------
Phoenix-Sanford Bernstein            1.00%   On first $10
Small-Cap Value                              million
                                   -----------------------------
                                      .875%  On next $10 million
                                   -----------------------------
                                      .75%    On excess
---------------------------------------------------------------

    Alliance is a leading international investment advisor supervising client accounts with assets as of June 30, 2001 totaling approximately $465 billion. The Bernstein Investment Research and Management Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

    As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units ("Alliance Holding Units"), and Alliance. As of June 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

    DEUTSCHE ASSET MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Deutsche Trust Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each series) based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------------------
SERIES                               RATE
--------------------------------------------
Phoenix-Deutsche Dow 30               .10%
---------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)  .10%
---------------------------------------------

    DAMI, a Delaware banking corporation, is a wholly-owned, indirect subsidiary of Deutsche Bank AG, and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from Bankers Trust Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. As of June 30, 2001, DAMI had over $18 billion in assets under management globally; and in the U.S., DAMI is responsible for over $15.8 billion in client assets. DAMI's principal offices are located at 130 Liberty Street, New York, New York 10006.

    ROGER ENGEMANN & ASSOCIATES, INC.
    Pursuant to a subadvisory agreement between the Fund, PIC and Roger Engemann & Associates ("Engemann") with respect to the Phoenix-Engemann Nifty Fifty Series, and pursuant to subadvisory agreements between PIC and Engemann with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Engemann Nifty Fifty, Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS)
-----------------------------------------------------------------
                                     .45%    On first $250
                                             million
                                   --------- --------------------
                                     .40%    On next $250
Phoenix-Engemann Nifty Fifty                  million
                                   --------- --------------------
                                     .35%    On excess
                                   --------- --------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
SERIES                             RATE      BREAKPOINT ASSETS)
-----------------------------------------------------------------
Phoenix-Engemann Capital Growth     .10%     On first $3 billion
                                   --------- --------------------
                                    .30%     On excess
-----------------------------------------------------------------

------------------------------------------------------
SERIES                                          RATE
------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth         .45%
------------------------------------------------------

    Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which is a wholly-owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of June 30, 2001, Engemann had approximately $__ billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

    FEDERATED INVESTMENT MANAGEMENT COMPANY
    Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Federated U.S. Government Bond Series. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of the series as follows:
-----------------------------------------------------------------
SERIES                              RATE     BREAKPOINT ASSETS)
-----------------------------------------------------------------
                                    .30%     On first $25 million
                                 ---------- ---------------------
Phoenix-Federated U.S.              .25%     On next $25 million
Government Bond                  ----------- --------------------
                                    .20%     On next $50 million
                                 ----------- --------------------
                                 negotiable  On excess
-----------------------------------------------------------------
    Federated, a Delaware business trust, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $___ billion in assets as of June 30, 2001. Federated's principal offices are located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

    J.P. MORGAN INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-J.P. Morgan Research Enhanced Index Series. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of the series as follows:

------------------------------------------------------------------
SERIES                               RATE   BREAKPOINT ASSETS)
------------------------------------------------------------------
Phoenix-J.P. Morgan Research         .25%   On first $100 million
Enhanced Index                       ------ ----------------------
                                     .20%   On excess
------------------------------------------------------------------

    J.P. Morgan, founded in 1984, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. As of June 30, 2001, J.P. Morgan and it affiliates had over $600 billion in assets under management. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036.

    JANUS CAPITAL CORPORATION
    Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of the series (calculated separately, not in the aggregate) as follows:

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS)
-----------------------------------------------------------------
Phoenix-Janus Core Equity           .55%    On first $100 million
                                  --------- ---------------------
Phoenix-Janus Flexible Income       .50%    On next $400 million
                                  --------- ---------------------
Phoenix-Janus Growth                .45%    On excess
-----------------------------------------------------------------

    Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. Stillwell Financial, Inc. ("Stilwell") owns approximately 91.6% of the outstanding voting stock of Janus. Stilwell is a publicly-traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus, owns approximately 6.2% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold. As of June 30, 2001, Janus had $210 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

    MORGAN STANLEY ASSET MANAGEMENT
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Asset Management ("MSAM"), MSAM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Morgan Stanley Focus Equity

Series. For the services provided, PVA pays a monthly fee to MSAM based on an annual percentage of the average daily net assets of the series as follows:

-----------------------------------------------------------------
SERIES                             RATE     BREAKPOINT ASSETS)
-----------------------------------------------------------------
                                  .55%      On first $150 million
Phoenix-Morgan Stanley          ----------- ---------------------
Focus Equity                      .45%      On next $150 million
                                ----------- ---------------------
                                  .40%      On excess
-----------------------------------------------------------------

    Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of MSAM. Morgan Stanley is a global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of June 30, 2001, MSAM, together with its affiliated institutional and retail asset management entities, managed assets of approximately $432 billion, including assets under fiduciary advice. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020.

    PHOENIX INVESTMENT COUNSEL, INC.
    PAIA has engaged PIC as a subadvisor to the Phoenix-Aberdeen New Asia Series to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------
SERIES                        RATE
--------------------------------------
Phoenix-Aberdeen New Asia    .30%
--------------------------------------

    SENECA CAPITAL MANAGEMENT, LLC
    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Phoenix-Seneca Mid-Cap Growth Series, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Phoenix-Seneca Strategic Theme Series, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series. For the services provided, PIC pays a monthly fee to Seneca based on an annual percentage of the average daily net assets of the series as follows:

---------------------------------- -----------
SERIES                                RATE
---------------------------------- -----------
Phoenix- Seneca Mid-Cap Growth        .40%
---------------------------------- -----------

-----------------------------------------------------------------
SERIES                              RATE    BREAKPOINT ASSETS)
-----------------------------------------------------------------
                                    .100%   On first $201
                                            million
                                  --------- ---------------------
                                    .375%   On next  $799
Phoenix- Seneca Strategic Theme             million
                                  --------- ---------------------
                                    .350%   On next $1 billion
                                  --------- ---------------------
                                    .325%   On excess
-----------------------------------------------------------------

    PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of June 30, 2001, Seneca had approximately $__ billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

SUBADVISOR COMPENSATION

    The subadvisors were compensated for the last three calendar years as follows:

--------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                      DECEMBER 31,
        SUBADVISORS            2000        1999       1998
--------------------------------------------------------------
Aberdeen Fund Managers,
  Inc.                      $1,069,776  $1,010,212  $111,255
--------------------------------------------------------------
Alliance Capital
  Management, L.P.              24,408         N/A       N/A
--------------------------------------------------------------
Deutsche Asset Management,
  Inc.                           4,913          78       N/A
--------------------------------------------------------------
Federated Investment
  Management Company            22,647         650       N/A
--------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.             306,609     261,940   121,194
--------------------------------------------------------------
Janus Capital Corporation      315,667       1,880       N/A
--------------------------------------------------------------
Morgan Stanley Asset
  Management                    34,047       1,063       N/A
--------------------------------------------------------------
Phoenix Investment
  Counsel, Inc.                 48,551      39,394    28,115
--------------------------------------------------------------
Roger Engemann &
  Associates, Inc.           1,675,958   1,362,941    24,098
--------------------------------------------------------------
Seneca Capital Management,
  LLC                          373,540      44,468    15,506
--------------------------------------------------------------
Schafer Capital                 65,671      73,461    37,759
  Management, Inc.
--------------------------------------------------------------

CUSTODIAN
--------------------------------------------------------------------------------
    The securities and cash of the series are held by custodians under the terms of a custodian agreement. The custodians are:

    o The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza, Floor 13B, New York, NY 10081.

    o Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109

    o State Street Bank and Trust Company, located at 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171.

    The following tables list the custodians and the series for which they hold cash and securities:

------------------------------------------------------
CHASE MANHATTAN BANK
------------------------------------------------------
Phoenix-Engemann Capital Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Strategic Theme
------------------------------------------------------

------------------------------------------------------
BROWN BROTHERS HARRIMAN & CO.
------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Aberdeen New Asia
Phoenix-Sanford Bernstein Global Value
------------------------------------------------------

------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
------------------------------------------------------
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Duff & Phelps Real Estate Securities
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Federated U.S. Government Bond
Phoenix-Hollister Value Equity
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Core Equity
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Morgan Stanley Focus Equity
Phoenix-Oakhurst Growth and Income
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
Phoenix-Seneca Mid-Cap Growth
------------------------------------------------------

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------
    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
    The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
--------------------------------------------------------------------------------
    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $600 per each $1,000,000. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent.

CODE OF ETHICS
--------------------------------------------------------------------------------
    The Fund and each of its advisors and subadvisors have adopted codes of ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    For the fiscal years ended December 31, 1998, 1999 and 2000 brokerage commissions paid by the series on portfolio transactions totaled $4,487,103, $4,927,539 and $4,757,882, respectively. None of the commissions in 1998 or 1999 were paid to a broker who was an affiliated person of the series or an affiliated person of such a person or, to the knowledge of the series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Of the commissions paid in the year 2000, $486,020 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
--------------------------------------------------- -------------
Commissions Paid                        $132,078      $353,942
--------------------------------------------------- -------------
Percent of aggregate commissions
paid to affiliated brokers                 2.78%         7.44%
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving
commissions effected through
affiliated brokers                         2.28%         8.39%
-----------------------------------------------------------------

    Sanford Bernstein is an affiliate of Alliance Capital Management L.P. PXP Securities is an affiliate of Phoenix Investment Counsel, Inc., Phoenix-Aberdeen International Advisors, LLC, Duff & Phelps Investment Management Co. And Phoenix Variable Advisors, Inc. Total brokerage commissions paid during the fiscal year ended December 31, 2000 included brokerage commissions of $654,455 on portfolio transactions aggregating $622,689,419 executed by brokers who provided research and other statistical and factual information.

    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor's or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

    The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

    A security that is listed or traded on more than one exchange is valued at the quotation on the NYSE determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
-------------------------------------------------------------------------------
    Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
    The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the contracts or policies are described in the contract prospectuses, as are other charges.

REDEMPTION OF SHARES
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    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
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    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
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PHOENIX-DEUTSCHE DOW 30 SERIES
    "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Deutsche Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

    This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

    DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
    The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING

ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
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    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2000 are contained in the Fund's annual report and are incorporated herein by reference. The unaudited financial statements and the notes thereto relating to the Fund with respect to the six-month period ending June 30, 2001 are contained in the Fund's semiannual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
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DESCRIPTION OF SECURITIES RATINGS
MOODY'S INVESTORS SERVICE, INC.

    CORPORATE AND MUNICIPAL BOND RATINGS AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

    Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g.,
Con. (Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

INVESTMENT GRADE
    AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE
    Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

    D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

                                     PART C

                          THE PHOENIX EDGE SERIES FUND
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS
(a) Articles of Incorporation.

    1. Declaration of Trust of the Registrant dated February 18, 1986, filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

    2. Amendment to Declaration of Trust, establishing the International Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    3. Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    4. Amendment to Declaration of Trust, establishing the Balanced Series, filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    5. Amendment to Declaration of Trust, establishing the Real Estate Securities Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

    6. Amendment to Declaration of Trust, establishing the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

    7. Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

    8. Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

    9. Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

    10. Amendment to Declaration of Trust, establishing five new Series filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

    11. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Flexible Income and Growth and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

    12. Amendment to Declaration of Trust, changing names of 4 Series to the Phoenix-Engemann Capital Growth, Phoenix-Seneca Strategic Theme, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Strategic Allocation Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

    13. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Nasdaq-100 Index(R) and Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

    14. Amendment to Declaration of Trust, establishing the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

    15. Amendment to Declaration of Trust, changing the name of 1 Series to the Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

    16. Form of Amendment to Declaration of Trust establishing the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

(b)  Not applicable.

(c)  Not applicable.

(d)  Investment Advisory Contracts.

     1. Investment Advisory Agreements.

        (1) Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. covering the Balanced, Bond, Growth, Money Market, Total Return and International Series, filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        (2) Investment Advisory Agreement between Registrant and Phoenix Realty Securities, Inc. covering the Phoenix Real Estate Securities Series, dated February 28, 1995 and assigned March 2, 1998 to Duff & Phelps Investment Management Co., filed with Post-Effective Amendment No. 13, on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

        (3) Form of Investment Advisory Agreement between Registrant and Phoenix-Aberdeen International Advisors, LLC, covering the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

        (4) Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

        (5) Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Income and Growth, Phoenix Value Equity and Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

        (6) Form of Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Dow 30 Series, the Phoenix-Federated U.S. Government Bond Series, the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth Series, the Phoenix-Morgan Stanley Focus Equity Series, the Phoenix Research Enhanced Index Series, and the Phoenix-Schafer Mid-Cap Value Series, filed via Edgar with
             Post-Effective Amendment No. 30 on April 28, 2000.

        (7) Form of Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc., covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment 31 on June 9, 2000.

        (8) Form of Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series, filed via Edgar with Post-Effective Amendment 31 on June 9, 2000.

        (9) Form of Investment Advisory Agreement between Registrant and Phoenix-Variable Advisors, Inc., covering the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        (10)Form of Investment Advisory Agreement between Registrant and Phoenix Variable Advisors, Inc., covering the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

     2. Subadvisory Agreements.
        (1) Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Aberdeen Fund Managers, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

        (2) Form of Subadvisory Agreement between The Phoenix Edge Series Fund and Phoenix Investment Counsel, Inc. covering Aberdeen New Asia Series filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

        (3) Form of Subadvisory Agreement among Registrant, Phoenix Investment Counsel, Inc. and J. P. Morgan Investment Management, Inc., covering the Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

        (4) Form of Subadvisory Agreement among the Registrant, Phoenix Realty Securities, Inc. and Duff & Phelps Investment Management Co., covering the Phoenix Real Estate Securities Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

        (5) Form of Investment Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Seneca Capital Management, LLC and Schafer Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

        (6) Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc., covering the Phoenix-Bankers Trust Dow 30 Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (7) Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Federated Investment Management Company, covering the Phoenix-Federated U.S. Government Bond Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (8) Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Janus Capital Corporation, covering the Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income Phoenix Janus Growth Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (9) Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Morgan Stanley Investment Management, Inc., covering the Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (10)Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and J.P. Morgan Investment Management, Inc., covering the Phoenix Research Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (11)Form of Investment Subadvisory Agreement among Registrant, Phoenix Variable Advisors, Inc. and Schafer Capital Management, Inc., covering the Schafer Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

        (12)Form of Investment Subadvisory Agreement between Registrant, Phoenix Investment Counsel, Inc., and Roger Engemann & Associates, Inc., covering the Phoenix-Engemann Small & Mid-Cap Growth Series, filed via Edgar with Post-Effective Amendment 31 on June 9, 2000.

        (13)Form of Investment Subadvisory Agreement between Registrant, Phoenix Variable Advisors, Inc. and Bankers Trust Company, covering the Phoenix-Bankers Trust Nasdaq-100 Index(R) Series, filed via Edgar with Post-Effective Amendment 31 on June 9, 2000.

        (14)Form of Investment Subadvisory Agreement between Registrant,
            Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P., covering the Phoenix-Sanford Bernstein Mid-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        (15)Form of Investment Subadvisory Agreements between Registrant, Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. covering the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

        (16)Form of Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and AIM Capital Management Inc., covering the Phoenix-AIM Mid-Cap Equity Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

        (17)Form of Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Alliance Capital Management L.P. covering the Phoenix-Alliance/Bernstein Growth + Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

        (18)Form of Investment Subadvisory Agreement between Phoenix Variable Advisors, Inc. and Massachusetts Financial Services Company, Inc. covering the Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

(e)  Not applicable.

(f)  Not applicable.

(g)  Custodian Agreements

     1. Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, NA covering the International Series, filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     2. Form of Amendment to Custodian Agreement covering International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Custodian Agreement between Registrant and Brown Brothers Harriman & Co. covering the International and Asia Series, filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     4. Form of Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 covering the Real Estate Securities and Enhanced Index Series, filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

(h)  Other Material Contracts.

     1. Form of Transfer Agency Agreement, filed with original Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     2. Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar with Post-Effective
         Amendment No. 20 on April 29, 1997.

     3. First Amendment to Financial Agent Agreement effective February 27, 1998 filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

(i)  Legal Opinion.

     1. Opinion and Consent of Counsel covering shares of the International, Multi-Sector Fixed Income, Growth, Money Market, Balanced and Strategic Allocation Series, filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     2. Opinion and Consent of Counsel covering shares of the Real Estate Securities Series, filed with Post-Effective Amendment No. 13 on April 28, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Opinion and Consent of Counsel covering shares of the Strategic Theme Series, filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

     4. Opinion and Consent of Counsel covering shares of the Aberdeen New Asia Series, filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

     5. Opinion and Consent of Counsel covering shares of the Research Enhanced Index Series filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

     6. Opinion and Consent of Counsel covering shares of the Engemann Nifty Fifty, Seneca Mid-Cap Growth, Phoenix Growth & Income, Phoenix Value Equity and Schafer Mid-Cap Value Series filed via Edgar with Post-Effective Amendment No. 24 on February 24, 1998.

     7. Opinion and Consent of Counsel covering shares of the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series, filed via Edgar with Post-Effective Amendment No. 29 on December 17, 1999.

     8. Opinion and Consent of Counsel covering shares of the Phoenix-Engemann Small & Mid-Cap Growth and Phoenix-Bankers Trust Nasdaq-100
         Index(R) Series, filed via Edgar with Post-Effective Amendment No. 33 on August 9, 2000.

     9. Opinion and Consent of Counsel covering shares of the (Phoenix-Sanford Bernstein Mid-Cap Value (formerly, Phoenix-Schafer Mid-Cap Value), Phoenix-Sanford Bernstein Global and Phoenix-Sanford Bernstein Small-Cap Series, filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     10. Form of Opinion and Consent covering shares of the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series, filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

(j)  Not applicable.

(k)  Not applicable.

(l)  Not applicable.

(m)  Not applicable.

(n)  Not applicable.

(o)  Code of Ethics.

     1. Aberdeen Fund Managers, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     2. Alliance Capital Management L.P., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     3. Deutsche Asset Management, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     4. Federated Investment Management Company, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     5. J.P. Morgan Investment Management, Inc., filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     6. Janus Capital Corporation, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     7. Morgan Stanley Asset Management, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     8. The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc. and Phoenix-Aberdeen International Advisors, LLC, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     9. Form of Phoenix Investment Counsel, Inc., Roger Engemann & Associates, Inc., Seneca Capital Management, LLC and Duff & Phelps Investment Management Company, filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001.

     10. AIM Capital Management, Inc., filed via Edgar with Post-Effective Amendment No. 49 on April 24, 2001 to the Registration Statement for AIM Growth Series (File Nos. 2-87526 and 811-2699), which is incorporated by reference herein.

     11. Massachusetts Financial Services Company, Inc., filed via Edgar with Post-Effective Amendment No. 40 on August 28, 2000 to the Registration Statement for MFS Series Trust IX (File Nos. 2-50409 and 811-2464), which is incorporated by reference herein.

     12. Deutsche Asset Management, Inc., filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT The following diagram illustrates the Registrant's place in the organizational structure:

[chart omitted]

ITEM 25. INDEMNIFICATION
    The Declaration of Trust provides that the Fund shall indemnify each of its Trustees and officers against liabilities arising by reason of being or having been a Trustee or officer, except for matters as to which such Trustee or officer shall have been finally adjudicated not to have acted in good faith and except for liabilities arising by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR
    See in the Prospectuses and the Statements of Additional Information for information regarding the business of the advisors and subadvisors.

    Information as to the directors and officers of the advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the advisors in the last two years, is included in their respective applications for registration as investment advisors on Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference, as follows: Phoenix Investment Counsel, Inc., File No. 801-5995; Phoenix-Aberdeen International Advisors, LLC, File No. 801-52167; Duff & Phelps Investment Management Co., File No. 801-14813; and Phoenix Variable Advisors, Inc., File No. 801-56484.

    Information as to the directors and officers of the subadvisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the subadvisors in the last two years, is included in their respective applications for registration as investment advisors on Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference, as follows: Aberdeen Fund Managers, Inc., File No. 801-49966; Roger Engemann & Associates, File No. 801-11586; Seneca Capital Management, LLC, File No. 801-51559; Deutsche Asset Management, Inc., File No. 801-27291; Federated Investment Management Company, File No. 801-34612; J.P. Morgan Investment Management, Inc., File No. 801-21011; Janus Capital Corporation, File No. 801-13991; Morgan Stanley Asset Management, File No. 801-15757; Alliance Capital Management L.P., File No. 801-56720; AIM Capital Management, Inc., File No. 801-15211; and Massachusetts Financial Services, Inc., File No. 801-17352.

ITEM 27. PRINCIPAL UNDERWRITERS
           Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Registrant, 100 Bright Meadow Blvd. Enfield, CT 06082; at the offices of Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480; at the offices of Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, Connecticut 06102-5056; at the offices of Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603; at the offices of Phoenix Variable Advisors, Inc., One American Row, Hartford, Connecticut 06102-5056; at the offices of Aberdeen Fund Managers, Inc., 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33301; at the offices of Roger Engemann & Associates, 600 North Rosemead Boulevard, Pasadena, California 91107-2138; at the offices of Seneca Capital Management, LLC, 909 Montgomery Street, Suite 500, San Francisco, California 94133; at the offices of Deutsche Asset Management, Inc., 130 Liberty Street, New York, New York 10006; at the offices of Federated Investment Management Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779; at the offices of J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036; at the offices of Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206; at the offices of Morgan Stanley Asset Management, 1221 Avenue of the Americas, New York, New York 10020; at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105; at the offices of A I M Capital Management, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas, 77046; at the offices of Massachusetts Financial Services Company, Inc., 500 Boylston Street,

Boston, Massachusetts 02116; at the offices of Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; and at the offices of PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809. Records relating to the duties of the custodian for the Registrant are maintained by The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, New York 10081; Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; and State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES

    All management-related service contracts are discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS
    Not applicable.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 31st day of August 2001.



                                             THE PHOENIX EDGE SERIES FUND
Attest:    /s/ Richard J. Wirth              By:    /s/ Simon Y. Tan
         -------------------------                -----------------------
             Richard J. Wirth                           Simon Y. Tan
               Secretary                                  President


    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on this 31st day of August 2001.


                  SIGNATURE                                       TITLE
                  ---------                                       -----

            /s/ Nancy G. Curtiss                                  Treasurer
----------------------------------------------
               Nancy G. Curtiss                                   (Principal Financial and Accounting Officer)


                                                                  Trustee
----------------------------------------------
              Frank M. Ellmer*

                                                                  Trustee
----------------------------------------------
                John Fabian*

                                                                  Trustee

----------------------------------------------
            Roger A. Gelfenbien*


                                                                  Trustee
----------------------------------------------
              Eunice S. Groark*

                                                                  Trustee
----------------------------------------------
             Frank E. Grzelecki*


                                                                  Trustee
----------------------------------------------
               John R. Mallin*


                                                                  Trustee
----------------------------------------------
             Timothy P. Shriver*


              /s/ Simon Y. Tan                                    Trustee and President
----------------------------------------------
               Simon Y. Tan                                       (Principal Executive Officer)


              /s/ Dona D. Young                                   Trustee
---------------------------------------------
                Dona D. Young

    By:  /s/ Simon Y. Tan
         *Simon Y. Tan, pursuant to powers of attorney filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001 and incorporated by reference herein.

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